UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.
ANNUAL REPORT                      NOVEMBER 30, 2012

Emerging Markets Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2012. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most Major Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions in 2013, 12-month stock and bond returns were generally favorable, particularly for U.S. value stocks and high-yield bonds.

U.S. value stock indices outpaced the S&P 500 Index’s 16.13% return for the period, as did U.S. corporate and municipal high-yield benchmarks. U.S. growth and international index returns were generally lower, but still solid—the MSCI EAFE Index, for example, returned 12.61%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.07% to 1.62% during the period, and the Barclays U.S. Aggregate Bond Index returned 5.51%. Related global bond indices also returned in roughly the mid-single digits.

Bucking the global trend, the U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,

Don Pratt

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Central Bank Action Drove Global Stocks Higher

Despite a backdrop of weaker global economic growth and mounting sovereign debt problems in Europe and the United States, most global stock benchmarks advanced strongly for the 12-month period ended November 30, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on the optimism inspired by unprecedented central bank intervention.

In particular, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks shore up their balance sheets and finance ongoing operations. The ECB also agreed to purchase the sovereign debt of financially strapped member nations that conform to the ECB’s fiscal reform measures. Meanwhile, in response to sluggish economic growth and high unemployment, the U.S. Federal Reserve (the Fed) announced its third—and most aggressive—quantitative easing program to date. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, developed markets outperformed emerging markets for the 12-month period, even as the emerging economies generally enjoyed higher absolute levels of growth, albeit slower growth than in previous periods. Strong stock market performance in Europe and the United States, where central bank stimulus was the greatest, primarily drove the better relative results in the developed markets.

Valuations, Stock Selection Remain Key Factors

Even though economic growth and corporate earnings in aggregate have been slowing, and sovereign debt issues have yet to be resolved, there are some positive factors at work for global equity investors. Stock valuations around the globe appear attractive relative to historical averages. Similarly, equity earnings yields are also compelling when measured against long-term averages and current bond yields. Most important, we believe through our rigorous, bottom-up stock selection process it’s still possible to find individual companies growing earnings, either from a new product launch, market share gains, secular changes, or beneficial acquisitions.

International Equity Total Returns
For the 12 months ended November 30, 2012 (in U.S. dollars)
MSCI EAFE Index	12.61%	MSCI Europe Index	14.07%
MSCI EAFE Growth Index	12.66%	MSCI World Index	13.62%
MSCI EAFE Value Index	12.45%	MSCI Japan Index	3.59%
MSCI Emerging Markets Index	11.35%

4

Performance

Total Returns as of November 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWMIX	13.28%	-5.54%	14.22%	7.10%	9/30/97
MSCI Emerging Markets Growth Index	—	14.21%	-2.76%	13.88%	N/A(1)	—
Institutional Class	AMKIX	13.43%	-5.37%	14.43%	11.09%	1/28/99
A Class(2) No sales charge* With sales charge*	AEMMX	12.99% 6.45%	-5.76% -6.87%	13.94% 13.26%	8.66% 8.19%	5/12/99
C Class	ACECX	12.13%	-6.49%	13.10%	10.19%	12/18/01
R Class	AEMRX	12.74%	-6.01%	—	-5.03%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available January 2001.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.72%	1.52%	1.97%	2.72%	2.22%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

Emerging Markets gained 13.28%* for the 12 months ended November 30, 2012, compared with its benchmark, the MSCI Emerging Markets Growth Index, which advanced 14.21%.

Emerging market growth stocks generally demonstrated robust performance during the 12-month period, even as key countries, including China and Brazil, experienced slowdowns in their economic growth rates. Unprecedented central bank intervention, particularly in Europe, the United States, and Japan, helped drive overall global stock market optimism. In general, emerging market stocks slightly lagged their developed market counterparts. But, in the growth stock universe, emerging market stocks outpaced developed market stocks.

The portfolio underperformed its benchmark for the period, primarily due to sector allocations, including an underweight position in health care and an overweight position in information technology. Overall, stock selection was a strong contributor, with holdings in the materials, consumer discretionary, and industrials sectors driving results. Stock selection was a detractor only in the information technology and energy sectors.

China Handset Maker was a Leading Detractor

From a regional perspective, stock selection hurt relative performance in China, which was among the portfolio’s largest performance detractors on a country basis. An overweight position in ZTE Corp., a cellular handset manufacturer, was among the top individual detractors. In October, the company reported its first quarterly loss, as weak sales drove margins to record lows. Mounting competition, revenue accounting changes, delayed orders in Africa, and a strategy of chasing market share in Europe through low-margin contracts accounted for the disappointing results. In addition, a U.S. Congressional committee named the company a potential security threat, a charge ZTE denied.

Another prominent China-based detractor included a position in Baidu, an Internet search provider. Late in the period, the company forecast its fourth-quarter revenue growth would slow to its weakest level in three years, which was below analysts’ expectations. In addition, reluctance from advertisers to purchase space on the company’s search pages for mobile phones, a slowdown in search revenue, and an analyst downgrade weighed on the company’s shares.

Mando, a South Korea-based parts supplier to automakers, also was among the portfolio’s leading individual detractors. The stock tumbled early in the period, as South Korean officials acknowledged the lackluster European economy hindered the country’s growth rate. Yet, the Bank of Korea refrained from lowering its key lending rate, citing inflationary concerns.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Mexican Conglomerate was a Top Contributor

In terms of the portfolio’s favorable regional exposure, Mexico was among the top contributors for the 12-month period, driven by strong stock selection. In fact, one of the portfolio’s top individual contributors was Mexico’s Alfa SAB de CV, an industrial conglomerate operating in the petrochemical, food processing, automotive and telecommunication industries. The company reported strong quarterly results and favorable industry conditions and operating improvements in most of its business lines throughout the period. In addition, the company announced a 10-for-1 stock split in August to boost its market liquidity, sending its share prices to record highs.

South Africa also was among the portfolio’s top-performing countries, driven by strong stock selection. In particular, an overweight position in retailer Mr Price Group was among the portfolio’s top individual contributors for the period. During the second quarter of 2012, the company reported a 50% jump in full-year profits, as its total sales grew 12.9% during the fiscal period. Additionally, the company boosted its margins by slowing its store expansion efforts and tightening inventory controls. Then, in November, the company said it posted a 34% jump in first-half profit, aided by lower tax liabilities and debt-fuelled consumer spending. Overall, Mr Price and other South African retailers benefited from continued consumer spending due to above-inflation wage increases, low-cost borrowing, and government grants.

Stock selection in Indonesia also contributed favorably to portfolio performance, with cement producer Semen Gresik among the portfolio’s leading performance contributors. The company’s stock benefited from the booming cement demand in Indonesia’s property construction sector. The islands of Java and Sumatra account for nearly 85% of domestic demand. The company also maintained better-than-anticipated pricing.

Outlook

Looking ahead, the world’s macroeconomic landscape remains undermined by financial market, recession, and sovereign debt challenges in Europe and economic sluggishness in the U.S. and China. As a result, stock markets continued to be susceptible to bouts of volatility. Against this backdrop, our investment approach remained focused on companies located in emerging economies around the world that we believe are benefitting from secular tailwinds and not reliant upon broader economic developments.

8

Fund Characteristics

NOVEMBER 30, 2012
Top Ten Holdings	% of net assets
Samsung Electronics Co. Ltd.	9.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.9%
Tencent Holdings Ltd.	2.4%
China Overseas Land & Investment Ltd.	2.0%
iShares MSCI Emerging Markets Index Fund	2.0%
Ping An Insurance Group Co. H Shares	1.8%
ITC Ltd.	1.7%
CNOOC Ltd.	1.7%
Hon Hai Precision Industry Co. Ltd.	1.7%
Kunlun Energy Co. Ltd.	1.6%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	96.5%
Exchange-Traded Funds	2.0%
Total Equity Exposure	98.5%
Temporary Cash Investments	3.4%
Other Assets and Liabilities	(1.9)%

Investments by Country	% of net assets
China	17.9%
South Korea	15.2%
Brazil	10.5%
Taiwan	8.7%
Russia	5.9%
India	5.6%
Mexico	5.2%
South Africa	5.0%
Thailand	4.2%
Turkey	4.1%
Indonesia	4.0%
United Kingdom	2.2%
Peru	2.0%
United States	2.0%
Other Countries	6.0%
Cash and Equivalents*	1.5%
*Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period(1) 6/1/12 – 11/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,146.80	$9.34	1.74%
Institutional Class	$1,000	$1,147.50	$8.27	1.54%
A Class	$1,000	$1,144.30	$10.67	1.99%
C Class	$1,000	$1,139.70	$14.66	2.74%
R Class	$1,000	$1,143.10	$12.00	2.24%
Hypothetical
Investor Class	$1,000	$1,016.30	$8.77	1.74%
Institutional Class	$1,000	$1,017.30	$7.77	1.54%
A Class	$1,000	$1,015.05	$10.02	1.99%
C Class	$1,000	$1,011.30	$13.78	2.74%
R Class	$1,000	$1,013.80	$11.28	2.24%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2012

	Shares	Value
Common Stocks — 96.5%
BRAZIL — 10.5%
Anhanguera Educacional Participacoes SA	167,700	$ 2,532,609
BR Malls Participacoes SA	487,800	6,266,431
BR Properties SA	560,600	6,611,344
Brazil Pharma SA	420,000	2,604,362
CCR SA	447,200	3,842,471
Cia de Bebidas das Americas Preference Shares ADR	142,190	5,916,526
Cia de Saneamento de Minas Gerais-COPASA	151,967	3,200,353
Grupo BTG Pactual	170,500	2,393,766
Hypermarcas SA(1)	339,000	2,443,186
Klabin SA Preference Shares	703,100	3,961,683
Marcopolo SA Preference Shares	465,400	2,735,597
MRV Engenharia e Participacoes SA	482,800	2,555,442
Vale SA Preference Shares	427,800	7,347,557
		52,411,327
CANADA — 0.4%
Pacific Rubiales Energy Corp.	100,047	2,182,532
CHILE — 1.3%
SACI Falabella	396,411	3,964,522
Sociedad Quimica y Minera de Chile SA ADR	42,187	2,387,784
		6,352,306
CHINA — 17.9%
Belle International Holdings Ltd.	2,075,000	4,358,726
Brilliance China Automotive Holdings Ltd.(1)	3,674,000	4,470,313
China Communications Construction Co. Ltd. H Shares	5,023,000	4,575,673
China Minsheng Banking Corp. Ltd. H Shares	3,100,000	3,039,922
China Overseas Land & Investment Ltd.	3,356,000	9,937,834
China Railway Construction Corp. Ltd. H Shares	5,672,500	6,323,759
China Shenhua Energy Co. Ltd. H Shares	1,186,000	4,858,649
CNOOC Ltd.	3,964,000	8,480,184
Focus Media Holding Ltd. ADR	131,982	3,205,843
Haier Electronics Group Co. Ltd.(1)	2,538,000	3,484,338
Hengan International Group Co. Ltd.	305,500	2,759,284
Industrial & Commercial Bank of China Ltd. H Shares	7,313,645	4,935,403
Kunlun Energy Co. Ltd.	3,864,000	7,867,400
Ping An Insurance Group Co. H Shares	1,155,000	8,740,516
Tencent Holdings Ltd.	372,500	12,169,621
		89,207,465
COLOMBIA — 0.6%
Almacenes Exito SA	144,215	2,860,148
HONG KONG — 0.7%
AAC Technologies Holdings, Inc.	957,500	3,595,165
INDIA — 5.6%
HDFC Bank Ltd.	515,619	6,672,856
ICICI Bank Ltd. ADR	128,848	5,281,480
ITC Ltd.	1,573,194	8,633,117
Tata Global Beverages Ltd.	1,001,074	3,054,108
Tata Motors Ltd.	827,765	4,161,271
		27,802,832
INDONESIA — 4.0%
PT AKR Corporindo Tbk	9,856,000	4,417,658
PT Astra International Tbk	4,153,000	3,138,505
PT Bank Rakyat Indonesia (Persero) Tbk	3,535,000	2,597,774
PT Media Nusantara Citra Tbk	7,818,500	2,180,069
PT Semen Gresik (Persero) Tbk	3,152,500	4,863,397
PT XL Axiata Tbk	4,780,500	2,566,277
		19,763,680
MALAYSIA — 1.3%
Axiata Group Bhd	3,203,600	6,239,103
MEXICO — 5.2%
Alfa SAB de CV, Series A	2,831,910	5,896,597
Cemex SAB de CV ADR(1)	318,501	2,834,659
Fomento Economico Mexicano SAB de CV ADR	43,549	4,271,286
Grupo Aeroportuario del Sureste SAB de CV B Shares	139,854	1,427,363
Grupo Financiero Banorte SAB de CV	687,568	3,923,887
Mexichem SAB de CV	923,598	4,784,575
Wal-Mart de Mexico SAB de CV	877,718	2,754,607
		25,892,974

12

Shares	Value
PERU — 2.0%
Credicorp Ltd.	37,267	$ 5,213,653
Southern Copper Corp.	136,513	4,955,422
		10,169,075
POLAND — 1.0%
Eurocash SA	232,485	3,238,538
Powszechny Zaklad Ubezpieczen SA	11,821	1,480,509
		4,719,047
RUSSIA — 5.9%
Eurasia Drilling Co. Ltd. GDR	109,175	3,553,646
Magnit OJSC GDR	201,161	7,096,960
Mail.ru Group Ltd. GDR	91,525	3,020,325
Mobile Telesystems OJSC ADR	194,641	3,392,593
NovaTek OAO GDR	43,692	4,793,012
Sberbank of Russia	2,540,543	7,469,197
		29,325,733
SOUTH AFRICA — 5.0%
Aspen Pharmacare Holdings Ltd.	293,078	5,158,139
Clicks Group Ltd.	639,457	4,531,381
Discovery Holdings Ltd.	708,526	4,447,813
Exxaro Resources Ltd.	107,587	1,869,074
Mr Price Group Ltd.	153,306	2,293,451
Naspers Ltd. N Shares	111,153	6,863,920
		25,163,778
SOUTH KOREA — 15.2%
Hyundai Glovis Co. Ltd.	25,814	5,625,991
Hyundai Motor Co.	7,349	1,530,405
Hyundai Wia Corp.	22,569	3,793,284
LG Chem Ltd.	9,657	2,782,457
LG Display Co. Ltd.(1)	101,540	3,244,479
LG Household & Health Care Ltd.	8,716	5,199,738
Orion Corp.	6,247	6,478,627
Paradise Co. Ltd.	144,676	2,505,125
Samsung Electronics Co. Ltd.	34,452	44,733,354
		75,893,460
TAIWAN — 8.7%
Chailease Holding Co. Ltd.	2,800,910	5,697,452
Hon Hai Precision Industry Co. Ltd.	2,631,232	8,440,518
MediaTek, Inc.	287,000	3,264,731
Taiwan Semiconductor Manufacturing Co. Ltd.	7,208,939	24,489,650
TPK Holding Co. Ltd.	99,000	1,581,056
		43,473,407
THAILAND — 4.2%
CP ALL PCL	4,943,600	6,362,730
Kasikornbank PCL NVDR	914,100	5,569,785
Minor International PCL	5,728,900	3,602,730
Siam Cement PCL NVDR	423,200	5,446,856
		20,982,101
TURKEY — 4.1%
BIM Birlesik Magazalar AS	56,317	2,560,795
Koza Altin Isletmeleri AS	163,210	4,073,742
TAV Havalimanlari Holding AS(1)	683,560	3,397,047
Tofas Turk Otomobil Fabrikasi	516,049	3,147,961
Turkiye Garanti Bankasi AS	846,950	4,019,440
Turkiye Halk Bankasi AS	354,895	3,436,037
		20,635,022
TURKMENISTAN — 0.7%
Dragon Oil plc	377,660	3,358,129
UNITED KINGDOM — 2.2%
Antofagasta plc	179,190	3,697,711
Petrofac Ltd.	171,716	4,478,845
Tullow Oil plc	132,450	2,922,061
		11,098,617
TOTAL COMMON STOCKS (Cost $352,818,199)		481,125,901
Exchange-Traded Funds — 2.0%
iShares MSCI Emerging Markets Index Fund (Cost $9,828,862)	235,066	9,825,759
Temporary Cash Investments — 3.4%
SSgA U.S. Government Money Market Fund (Cost $17,094,329)	17,094,329	17,094,329
TOTAL INVESTMENT SECURITIES — 101.9% (Cost $379,741,390)		508,045,989
OTHER ASSETS AND LIABILITIES — (1.9)%		(9,232,647)
TOTAL NET ASSETS — 100.0%		$498,813,342

13

Market Sector Diversification
(as a % of net assets)
Information Technology	20.9%
Financials	19.6%
Consumer Staples	13.2%
Consumer Discretionary	12.4%
Materials	10.0%
Energy	8.6%
Industrials	7.7%
Telecommunication Services	2.5%
Diversified	2.0%
Health Care	1.0%
Utilities	0.6%
Cash and Equivalents*	1.5%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
MSCI = Morgan Stanley Capital International
NVDR = Non-Voting Depositary Receipt
OJSC = Open Joint Stock Company
(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2012
Assets
Investment securities, at value (cost of $379,741,390)	$508,045,989
Receivable for capital shares sold	1,340,336
Dividends and interest receivable	149,816
509,536,141

Liabilities
Payable for investments purchased	9,828,863
Payable for capital shares redeemed	203,204
Accrued management fees	684,871
Distribution and service fees payable	5,861
10,722,799

Net Assets	$498,813,342

Net Assets Consist of:
Capital (par value and paid-in surplus)	$502,805,816
Undistributed net investment income	757,588
Accumulated net realized loss	(133,051,346)
Net unrealized appreciation	128,301,284
$498,813,342

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$452,331,427	54,109,568	$8.36
Institutional Class, $0.01 Par Value	$28,536,428	3,332,607	$8.56
A Class, $0.01 Par Value	$13,745,155	1,698,488	$8.09*
C Class, $0.01 Par Value	$3,376,132	439,943	$7.67
R Class, $0.01 Par Value	$824,200	100,138	$8.23
*Maximum offering price $8.58 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,020,529)	$9,870,147
Interest (net of foreign taxes withheld of $5,414)	31,588
9,901,735

Expenses:
Management fees	8,400,410
Distribution and service fees:
A Class	35,475
C Class	36,775
R Class	3,757
Directors’ fees and expenses	17,635
Other expenses	10,195
8,504,247

Net investment income (loss)	1,397,488

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	14,209,069
Foreign currency transactions	(675,478)
13,533,591

Change in net unrealized appreciation (depreciation) on:
Investments	46,214,547
Translation of assets and liabilities in foreign currencies	19,489
46,234,036

Net realized and unrealized gain (loss)	59,767,627

Net Increase (Decrease) in Net Assets Resulting from Operations	$61,165,115

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2012 AND NOVEMBER 30, 2011
Increase (Decrease) in Net Assets	November 30, 2012	November 30, 2011
Operations
Net investment income (loss)	$1,397,488	$938,130
Net realized gain (loss)	13,533,591	49,355,393
Change in net unrealized appreciation (depreciation)	46,234,036	(120,227,565)
Net increase (decrease) in net assets resulting from operations	61,165,115	(69,934,042)

Distributions to Shareholders
From net investment income:
Institutional Class	(51,371)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(46,952,076)	(106,484,925)

Redemption Fees
Increase in net assets from redemption fees	11,993	144,876

Net increase (decrease) in net assets	14,173,661	(176,274,091)

Net Assets
Beginning of period	484,639,681	660,913,772
End of period	$498,813,342	$484,639,681

Undistributed net investment income	$757,588	$86,949

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing at least 80% of its assets in equity securities of companies located in emerging market countries.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Prior to November 14, 2011, the redemption fee applied to shares held less than 180 days.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.25% to 1.85% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2012 was 1.74% for the Investor Class, A Class, C Class and R Class and 1.54% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2012 are detailed in the Statement of Operations.

20

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 20% of the shares of the fund. These funds do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2012 were $413,704,500 and $465,628,752, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2012		Year ended November 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	235,000,000		235,000,000
Sold	6,929,950	$53,455,116	6,538,088	$55,636,956
Redeemed	(11,776,977)	(91,432,663)	(16,579,314)	(141,943,249)
	(4,847,027)	(37,977,547)	(10,041,226)	(86,306,293)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	765,815	6,099,475	814,282	7,001,115
Issued in reinvestment of distributions	6,334	51,366	—	—
Redeemed	(1,368,338)	(10,963,145)	(1,621,034)	(14,518,773)
	(596,189)	(4,812,304)	(806,752)	(7,517,658)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	275,763	2,115,216	2,314,402	20,284,532
Redeemed	(718,945)	(5,450,958)	(3,764,042)	(31,735,094)
	(443,182)	(3,335,742)	(1,449,640)	(11,450,562)
B Class/Shares Authorized	N/A		10,000,000
Sold			2,549	21,664
Redeemed			(39,638)	(294,160)
			(37,089)	(272,496)
C Class/Shares Authorized	5,000,000		5,000,000
Sold	48,215	346,043	99,057	738,536
Redeemed	(177,535)	(1,274,469)	(193,003)	(1,533,169)
	(129,320)	(928,426)	(93,946)	(794,633)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	36,789	282,556	42,747	331,354
Redeemed	(23,118)	(180,613)	(54,656)	(474,637)
	13,671	101,943	(11,909)	(143,283)
Net increase (decrease)	(6,002,047)	$(46,952,076)	(12,440,562)	$(106,484,925)

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$37,459,246	$443,666,655	—
Exchange-Traded Funds	9,825,759	—	—
Temporary Cash Investments	17,094,329	—	—
Total Value of Investment Securities	$64,379,334	$443,666,655	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

22

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$51,371	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$382,600,625
Gross tax appreciation of investments	$128,524,862
Gross tax depreciation of investments	(3,079,498)
Net tax appreciation (depreciation) of investments	$125,445,364
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(3,315)
Net tax appreciation (depreciation)	$125,442,049
Undistributed ordinary income	$778,609
Accumulated short-term capital losses	$(129,636,164)
Post-October capital loss deferral	$(576,968)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(12,429,763) and $(117,206,401) expire in 2016 and 2017, respectively.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$7.38	0.02	0.96	0.98	—	—	—	—(3)	$8.36	13.28%	1.74%	0.29%	85%	$452,331
2011	$8.46	0.01	(1.09)	(1.08)	—	—	—	—(3)	$7.38	(12.77)%	1.71%	0.17%	71%	$435,079
2010	$7.28	—(3)	1.18	1.18	—	—	—	—(3)	$8.46	16.21%	1.72%	(0.02)%	87%	$583,978
2009	$4.17	0.01	3.13	3.14	(0.03)	—	(0.03)	—(3)	$7.28	75.36%	1.78%	0.11%	126%	$567,248
2008	$12.69	0.09	(7.21)	(7.12)	(0.10)	(1.31)	(1.41)	0.01	$4.17	(62.66)%	1.66%	1.06%	121%	$316,695
Institutional Class
2012	$7.56	0.04	0.97	1.01	(0.01)	—	(0.01)	—(3)	$8.56	13.43%	1.54%	0.49%	85%	$28,536
2011	$8.65	0.03	(1.12)	(1.09)	—	—	—	—(3)	$7.56	(12.60)%	1.51%	0.37%	71%	$29,695
2010	$7.43	0.02	1.20	1.22	—	—	—	—(3)	$8.65	16.42%	1.52%	0.18%	87%	$40,969
2009	$4.26	0.02	3.18	3.20	(0.03)	—	(0.03)	—(3)	$7.43	75.92%	1.58%	0.31%	126%	$27,787
2008	$12.92	0.12	(7.35)	(7.23)	(0.13)	(1.31)	(1.44)	0.01	$4.26	(62.63)%	1.46%	1.26%	121%	$27,235
A Class
2012	$7.16	—(3)	0.93	0.93	—	—	—	—(3)	$8.09	12.99%	1.99%	0.04%	85%	$13,745
2011	$8.23	(0.01)	(1.06)	(1.07)	—	—	—	—(3)	$7.16	(13.00)%	1.96%	(0.08)%	71%	$15,339
2010	$7.10	(0.02)	1.15	1.13	—	—	—	—(3)	$8.23	15.92%	1.97%	(0.27)%	87%	$29,572
2009	$4.07	(0.01)	3.06	3.05	(0.02)	—	(0.02)	—(3)	$7.10	75.24%	2.03%	(0.14)%	126%	$23,260
2008	$12.40	0.07	(7.03)	(6.96)	(0.07)	(1.31)	(1.38)	0.01	$4.07	(62.78)%	1.91%	0.81%	121%	$17,105

24

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$6.84	(0.05)	0.88	0.83	—	—	—	—(3)	$7.67	12.13%	2.74%	(0.71)%	85%	$3,376
2011	$7.93	(0.07)	(1.02)	(1.09)	—	—	—	—(3)	$6.84	(13.75)%	2.71%	(0.83)%	71%	$3,896
2010	$6.89	(0.07)	1.11	1.04	—	—	—	—(3)	$7.93	15.09%	2.72%	(1.02)%	87%	$5,257
2009	$3.96	(0.05)	2.98	2.93	—	—	—	—(3)	$6.89	73.99%	2.78%	(0.89)%	126%	$5,372
2008	$12.10	0.01	(6.87)	(6.86)	—	(1.29)	(1.29)	0.01	$3.96	(63.09)%	2.66%	0.06%	121%	$3,217
R Class
2012	$7.30	(0.02)	0.95	0.93	—	—	—	—(3)	$8.23	12.74%	2.24%	(0.21)%	85%	$824
2011	$8.42	(0.03)	(1.09)	(1.12)	—	—	—	—(3)	$7.30	(13.30)%	2.21%	(0.33)%	71%	$631
2010	$7.28	(0.04)	1.18	1.14	—	—	—	—(3)	$8.42	15.66%	2.22%	(0.52)%	87%	$828
2009	$4.17	(0.02)	3.14	3.12	(0.01)	—	(0.01)	—(3)	$7.28	74.94%	2.28%	(0.39)%	126%	$516
2008	$12.68	0.05	(7.22)	(7.17)	(0.04)	(1.31)	(1.35)	0.01	$4.17	(62.92)%	2.19%	0.53%	121%	$144

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fund of American Century World Mutual Funds, Inc., as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 17, 2013

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

31

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2012.

For the fiscal year ended November 30, 2012, the fund intends to pass through to shareholders $1,019,962, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2012, the fund earned $10,504,760 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2012 are $0.1760 and $0.0171, respectively.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76976   1301

ANNUAL REPORT              NOVEMBER 30, 2012

Global Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2012. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most Major Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions in 2013, 12-month stock and bond returns were generally favorable, particularly for U.S. value stocks and high-yield bonds.

U.S. value stock indices outpaced the S&P 500 Index’s 16.13% return for the period, as did U.S. corporate and municipal high-yield benchmarks. U.S. growth and international index returns were generally lower, but still solid—the MSCI EAFE Index, for example, returned 12.61%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.07% to 1.62% during the period, and the Barclays U.S. Aggregate Bond Index returned 5.51%. Related global bond indices also returned in roughly the mid-single digits.

Bucking the global trend, the U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,

Don Pratt

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Central Bank Action Drove Global Stocks Higher

Despite a backdrop of weaker global economic growth and mounting sovereign debt problems in Europe and the United States, most global stock benchmarks advanced strongly for the 12-month period ended November 30, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on the optimism inspired by unprecedented central bank intervention.

In particular, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks shore up their balance sheets and finance ongoing operations. The ECB also agreed to purchase the sovereign debt of financially strapped member nations that conform to the ECB’s fiscal reform measures. Meanwhile, in response to sluggish economic growth and high unemployment, the U.S. Federal Reserve (the Fed) announced its third—and most aggressive—quantitative easing program to date. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, developed markets outperformed emerging markets for the 12-month period, even as the emerging economies generally enjoyed higher absolute levels of growth, albeit slower growth than in previous periods. Strong stock market performance in Europe and the United States, where central bank stimulus was the greatest, primarily drove the better relative results in the developed markets.

Valuations, Stock Selection Remain Key Factors

Even though economic growth and corporate earnings in aggregate have been slowing, and sovereign debt issues have yet to be resolved, there are some positive factors at work for global equity investors. Stock valuations around the globe appear attractive relative to historical averages. Similarly, equity earnings yields are also compelling when measured against long-term averages and current bond yields. Most important, we believe through our rigorous, bottom-up stock selection process it’s still possible to find individual companies growing earnings, either from a new product launch, market share gains, secular changes, or beneficial acquisitions.

International Equity Total Returns
For the 12 months ended November 30, 2012 (in U.S. dollars)
MSCI EAFE Index	12.61%	MSCI Europe Index	14.07%
MSCI EAFE Growth Index	12.66%	MSCI World Index	13.62%
MSCI EAFE Value Index	12.45%	MSCI Japan Index	3.59%
MSCI Emerging Markets Index	11.35%

4

Performance

Total Returns as of November 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGGX	13.37%	-1.48%	8.50%	7.44%	12/1/98
MSCI World Index	—	13.62%	-1.80%	6.77%	3.11%(1)	—
Institutional Class	AGGIX	13.71%	-1.27%	8.74%	2.69%	8/1/00
A Class(2) No sales charge* With sales charge*	AGGRX	13.16% 6.68%	-1.72% -2.88%	8.24% 7.59%	6.43% 5.97%	2/5/99
C Class	AGLCX	12.20%	-2.47%	7.43%	5.54%	3/1/02
R Class	AGORX	12.87%	-1.98%	—	4.69%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 11/30/98, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.11%	0.91%	1.36%	2.11%	1.61%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not

6

Portfolio Commentary

Portfolio Managers: Keith Creveling and Brent Puff

Performance Summary

Global Growth returned 13.37%* for the 12 months ended November 30, 2012, compared with its benchmark, the MSCI World Index, which returned 13.62%.

Global stocks generally demonstrated robust performance during the 12-month period, even as weak growth and mounting sovereign debt problems weighed on many economies. Unprecedented central bank intervention, particularly the European Central Bank’s commitment to do “whatever it takes” to restore eurozone stability, helped drive stock market optimism. Developed markets generally outperformed emerging markets, and there was little difference in results between large- and small-cap stocks. Meanwhile, global stocks in the growth style showed a slight performance advantage over stocks in the value universe.

Overall, strong stock selection in the United States and Spain, along with an underweight in Canada, contributed favorably to the portfolio’s performance. Positions in emerging markets and stock selection in the United Kingdom and Australia dragged down the portfolio’s relative results.

Apple was a Top Contributor

In terms of sector performance, information technology was a top contributor to the portfolio’s relative results, buoyed by strong stock selection. In particular, an overweight position in U.S.-based personal technology developer Apple was among the portfolio’s leading contributors to performance. The company solidified its leadership position within two key segments of consumer technology—smartphones and tablets—with the successful launches of the iPhone 5, the new iPad Mini, and the latest generation iPad, which helped push shares higher during the period. In addition, Apple announced in March it would begin paying dividends, a milestone for the cash-rich company.

Also in the technology sector, an overweight position in U.S.-based Equinix, a data center operator, was among the portfolio’s top contributors. The company reported strong earnings and revenues throughout the period, continuing to benefit from the secular trend of IT outsourcing. The company said its annual sales have grown more than 40% in the last five years, and recently the company projected its earnings to grow more than 25% in each of the next five years.

Spain’s strong contribution to portfolio performance primarily was due to an overweight position in Grifols, a blood plasma processor. In addition to reporting strong results throughout the period, the company announced it was expanding its North American operations via the purchase of three plasma donation centers in the U.S. An improvement in pricing for the company’s blood plasma products also boosted the stock. In addition, Grifols benefited from the release of preliminary research findings that plasma-based drugs could help in the treatment of Alzheimer’s disease.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Internet Search Provider was a Top Laggard

Weak relative performance in China primarily was due to positions in Baidu, an Internet search provider, and China Unicom, a wireless telecommunication services provider. Late in the period, Baidu forecast its fourth-quarter revenue growth would slow to its weakest level in three years, which was below analysts’ expectations. In addition, reluctance from advertisers to purchase space on the company’s search pages for mobile phones, a slowdown in search revenue, and an analyst downgrade weighed on the company’s shares.

China Unicom primarily accounted for lagging results in the telecommunication services sector and also was among the portfolio’s largest performance detractors for the period. Shares declined early in the period after China Telecom earned the right to sell Apple’s iPhones in China, stripping China Unicom of its exclusive deal.  In addition, rising price competition hurt China Unicom’s stock price, while China Mobile, the largest operator, said it would accelerate the launch of its 4G service, compromising the growth of China Unicom. We ultimately exited the portfolio’s position in the company.

An overweight position in Rakuten, a Japan-based electronic commerce and Internet company, also was a prominent detractor, driving down performance in the portfolio’s consumer discretionary sector. The company reported disappointing results during the third quarter of 2012 due to higher costs stemming from the company’s rapid expansion overseas. Nevertheless, we believe underlying fundamentals support our thesis that e-commerce in Japan will continue to grow, despite the nation’s sluggish retail sales overall. We believe Rakuten remains well positioned in this industry.

Outlook

Recent evidence of slowing demand for high-end luxury goods, especially among emerging market consumers, led us to trim exposure in that segment. We also exited several industrial stocks we believe are weakening from slowing global growth trends. We prefer companies realizing cost savings that ultimately will translate into higher margins when they experience top-line improvements. We continue to invest in businesses we believe are beneficiaries of durable, long-lasting trends that will persist despite a weak macroeconomic backdrop. In particular, we believe such trends include deep-water oil and gas exploration, the proliferation of smartphones, a recovery in commercial aerospace, and a shift from “bricks and mortar” to online consumption.

8

Fund Characteristics

NOVEMBER 30, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	4.0%
Google, Inc., Class A	2.4%
Precision Castparts Corp.	2.2%
Home Depot, Inc. (The)	2.1%
Unilever CVA	2.0%
eBay, Inc.	1.9%
Nestle SA	1.9%
American Tower Corp.	1.9%
Union Pacific Corp.	1.8%
MasterCard, Inc., Class A	1.7%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	59.3%
Foreign Common Stocks	38.2%
Total Common Stocks	97.5%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	1.7%

Investments by Country	% of net assets
United States	59.3%
United Kingdom	7.2%
Switzerland	6.1%
Japan	4.7%
Netherlands	3.0%
France	2.0%
Other Countries	15.2%
Cash and Equivalents*	2.5%
* Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee.  If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period(1) 6/1/12 — 11/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,086.90	$5.74	1.10%
Institutional Class	$1,000	$1,088.40	$4.70	0.90%
A Class	$1,000	$1,085.80	$7.04	1.35%
C Class	$1,000	$1,080.80	$10.92	2.10%
R Class	$1,000	$1,083.50	$8.33	1.60%
Hypothetical
Investor Class	$1,000	$1,019.50	$5.55	1.10%
Institutional Class	$1,000	$1,020.50	$4.55	0.90%
A Class	$1,000	$1,018.25	$6.81	1.35%
C Class	$1,000	$1,014.50	$10.58	2.10%
R Class	$1,000	$1,017.00	$8.07	1.60%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2012

	Shares	Value
Common Stocks — 97.5%
AUSTRALIA — 1.7%
BHP Billiton Ltd.	181,043	$ 6,497,522
CSL Ltd.	28,188	1,520,858
		8,018,380
AUSTRIA — 0.1%
Erste Group Bank AG(1)	19,027	559,621
BRAZIL — 0.5%
BR Malls Participacoes SA	185,300	2,380,422
CANADA — 1.8%
Bank of Nova Scotia	72,249	4,073,030
Canadian Pacific Railway Ltd.	46,341	4,324,569
		8,397,599
CHINA — 0.8%
Baidu, Inc. ADR(1)	40,199	3,871,566
DENMARK — 1.2%
Novo Nordisk A/S B Shares	34,410	5,464,761
FRANCE — 2.0%
L’Oreal SA	21,828	2,962,332
Pernod-Ricard SA	32,091	3,633,534
Sanofi	30,110	2,688,697
		9,284,563
GERMANY — 1.6%
Fresenius Medical Care AG & Co. KGaA	42,479	2,916,994
Kabel Deutschland Holding AG	26,871	1,943,059
SAP AG ADR	34,241	2,670,455
		7,530,508
INDONESIA — 0.4%
PT Bank Mandiri (Persero) Tbk	1,997,631	1,717,877
ISRAEL — 0.3%
Check Point Software Technologies Ltd.(1)	33,364	1,540,416
ITALY — 1.9%
Pirelli & C SpA	216,678	2,513,663
Prada SpA	272,600	2,251,090
Saipem SpA	84,572	3,764,964
		8,529,717
JAPAN — 4.7%
FANUC Corp.	15,600	2,630,436
ORIX Corp.	42,630	4,276,704
Rakuten, Inc.	653,100	5,506,211
Toyota Motor Corp.	136,400	5,849,142
Unicharm Corp.	70,000	3,574,938
		21,837,431
NETHERLANDS — 3.0%
ASML Holding NV	35,657	2,231,058
Koninklijke Vopak NV	29,908	2,209,731
Unilever CVA	243,740	9,248,366
		13,689,155
PERU — 0.4%
Credicorp Ltd.	12,593	1,761,761
PORTUGAL — 0.6%
Jeronimo Martins SGPS SA	148,135	2,763,666
RUSSIA — 0.7%
Sberbank of Russia ADR	252,965	2,992,576
SOUTH KOREA — 0.5%
Hyundai Motor Co.	10,475	2,181,385
SPAIN — 0.9%
Grifols SA(1)	133,466	4,269,183
SWEDEN — 1.0%
Atlas Copco AB A Shares	105,750	2,724,274
SKF AB B Shares	74,925	1,801,799
		4,526,073
SWITZERLAND — 6.1%
ABB Ltd.	181,916	3,545,271
Adecco SA	46,112	2,278,481
Nestle SA	134,255	8,786,625
Roche Holding AG	25,576	5,034,059
Syngenta AG	14,907	5,975,991
UBS AG	173,267	2,711,095
		28,331,522
TURKEY — 0.8%
Turkiye Garanti Bankasi AS	734,843	3,487,404
UNITED KINGDOM — 7.2%
Aggreko plc	77,022	2,754,307
ARM Holdings plc	77,280	958,322
BG Group plc	270,643	4,639,637
Capita Group plc (The)	361,880	4,420,871
Compass Group plc	393,094	4,540,828
Croda International plc	48,186	1,838,161
Lloyds Banking Group plc(1)	3,660,780	2,726,988
Petrofac Ltd.	50,995	1,330,103
Reckitt Benckiser Group plc	47,059	2,959,278
Rio Tinto plc	60,015	2,974,495
Standard Chartered plc	168,409	3,925,832
		33,068,822
UNITED STATES — 59.3%
Aflac, Inc.	81,243	4,305,067
Alexion Pharmaceuticals, Inc.(1)	23,991	2,303,616
Alliance Data Systems Corp.(1)	33,989	4,843,093

12

Shares	Value
American Express Co.	63,538	$ 3,551,774
American Tower Corp.	117,038	8,769,657
Apple, Inc.	31,719	18,564,496
B/E Aerospace, Inc.(1)	76,398	3,618,209
Biogen Idec, Inc.(1)	16,799	2,504,563
BorgWarner, Inc.(1)	50,970	3,379,311
Cameron International Corp.(1)	70,908	3,825,487
Celgene Corp.(1)	40,260	3,164,033
Cerner Corp.(1)	48,775	3,766,406
Charles Schwab Corp. (The)	302,482	3,962,514
CIT Group, Inc.(1)	171,479	6,353,297
Colgate-Palmolive Co.	44,181	4,793,638
Continental Resources, Inc.(1)	26,329	1,808,802
Costco Wholesale Corp.	39,774	4,136,098
Danaher Corp.	80,782	4,359,805
eBay, Inc.(1)	169,210	8,937,672
EMC Corp.(1)	150,420	3,733,424
Equinix, Inc.(1)	31,828	5,912,369
Estee Lauder Cos., Inc. (The), Class A	24,871	1,448,736
Express Scripts Holding Co.(1)	94,460	5,086,671
Facebook, Inc. Class A(1)	69,903	1,957,284
FactSet Research Systems, Inc.	19,545	1,805,763
Family Dollar Stores, Inc.	50,689	3,609,057
FedEx Corp.	17,903	1,602,856
Fortune Brands Home & Security, Inc.(1)	81,422	2,441,846
Google, Inc., Class A(1)	16,084	11,232,583
Harley-Davidson, Inc.	108,057	5,074,357
Home Depot, Inc. (The)	147,608	9,604,853
IntercontinentalExchange, Inc.(1)	32,066	4,237,522
Intuitive Surgical, Inc.(1)	9,344	4,942,976
Liberty Global, Inc. Class A(1)	130,203	7,296,576
LKQ Corp.(1)	79,308	1,738,431
MasterCard, Inc., Class A	16,316	7,973,303
Michael Kors Holdings Ltd.(1)	55,609	2,955,618
Mondelez International, Inc. Class A	148,553	3,846,037
Monsanto Co.	60,810	5,569,588
National Oilwell Varco, Inc.	49,124	3,355,169
Oceaneering International, Inc.	58,362	3,074,510
Pall Corp.	72,627	4,319,854
Precision Castparts Corp.	55,006	10,087,550
priceline.com, Inc.(1)	11,517	7,637,614
QUALCOMM, Inc.	106,910	6,801,614
Schlumberger Ltd.	82,135	5,882,509
Starbucks Corp.	107,667	5,584,687
Teradata Corp.(1)	38,120	2,267,378
Tractor Supply Co.	33,325	2,986,587
Union Pacific Corp.	68,273	8,382,559
United Rentals, Inc.(1)	62,727	2,605,052
Verisk Analytics, Inc. Class A(1)	52,970	2,640,025
Visa, Inc., Class A	37,688	5,642,270
Waters Corp.(1)	14,355	1,213,715
Wells Fargo & Co.	156,691	5,172,370
Whole Foods Market, Inc.	35,790	3,341,354
Yum! Brands, Inc.	45,608	3,059,385
		273,071,590
TOTAL COMMON STOCKS (Cost $347,765,856)		449,275,998
Temporary Cash Investments — 0.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25% - 2.125%, 4/15/14 - 12/31/15, valued at $1,626,024), in a joint trading account at 0.18%, dated 11/30/12, due 12/3/12 (Delivery value $1,593,212)		1,593,188
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $1,625,297), in a joint trading account at 0.17%, dated 11/30/12, due 12/3/12 (Delivery value $1,593,211)		1,593,188
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $268,643), in a joint trading account at 0.15%, dated 11/30/12, due 12/3/12 (Delivery value $263,269)		263,266
SSgA U.S. Government Money Market Fund	9	9
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,449,651)		3,449,651
TOTAL INVESTMENT SECURITIES — 98.3% (Cost $351,215,507)		452,725,649
OTHER ASSETS AND LIABILITIES — 1.7%		7,987,342
TOTAL NET ASSETS — 100.0%		$460,712,991

13

Market Sector Diversification
(as a % of net assets)
Information Technology	20.4%
Consumer Discretionary	17.0%
Financials	14.7%
Industrials	14.6%
Consumer Staples	11.0%
Health Care	8.9%
Energy	6.0%
Materials	4.9%
Cash and Equivalents*	2.5%
* Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2012
Assets
Investment securities, at value (cost of $351,215,507)	$452,725,649
Foreign currency holdings, at value (cost of $77,430)	77,656
Receivable for investments sold	1,130,920
Receivable for capital shares sold	8,054,990
Dividends and interest receivable	717,094
Other assets	16,110
462,722,419

Liabilities
Payable for investments purchased	814,510
Payable for capital shares redeemed	794,181
Accrued management fees	389,984
Distribution and service fees payable	10,753
2,009,428

Net Assets	$460,712,991

Net Assets Consist of:
Capital (par value and paid-in surplus)	$403,686,616
Undistributed net investment income	124,526
Accumulated net realized loss	(44,637,627)
Net unrealized appreciation	101,539,476
$460,712,991

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$373,887,040	38,821,575	$9.63
Institutional Class, $0.01 Par Value	$47,203,364	4,852,199	$9.73
A Class, $0.01 Par Value	$33,937,946	3,576,897	$9.49*
C Class, $0.01 Par Value	$4,097,962	463,820	$8.84
R Class, $0.01 Par Value	$1,586,679	167,507	$9.47
* Maximum offering price $10.07 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $329,139)	$5,852,147
Interest (net of foreign taxes withheld of $164)	5,389
5,857,536

Expenses:
Management fees	4,576,992
Distribution and service fees:
A Class	76,373
C Class	37,707
R Class	5,342
Directors’ fees and expenses	16,050
Other expenses	400
4,712,864

Net investment income (loss)	1,144,672

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	18,772,378
Foreign currency transactions	(32,771)
18,739,607

Change in net unrealized appreciation (depreciation) on:
Investments	32,940,116
Translation of assets and liabilities in foreign currencies	(6,850)
32,933,266

Net realized and unrealized gain (loss)	51,672,873

Net Increase (Decrease) in Net Assets Resulting from Operations	$52,817,545

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2012 AND NOVEMBER 30, 2011
Increase (Decrease) in Net Assets	November 30, 2012	November 30, 2011
Operations
Net investment income (loss)	$1,144,672	$1,153,182
Net realized gain (loss)	18,739,607	28,046,131
Change in net unrealized appreciation (depreciation)	32,933,266	(18,766,487)
Net increase (decrease) in net assets resulting from operations	52,817,545	10,432,826

Distributions to Shareholders
From net investment income:
Investor Class	(1,027,964)	(1,819,577)
Institutional Class	(195,280)	(300,047)
A Class	(13,556)	(82,583)
Decrease in net assets from distributions	(1,236,800)	(2,202,207)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	19,357,020	(48,395,004)

Redemption Fees
Increase in net assets from redemption fees	10,829	13,588

Net increase (decrease) in net assets	70,948,594	(40,150,797)

Net Assets
Beginning of period	389,764,397	429,915,194
End of period	$460,712,991	$389,764,397

Undistributed net investment income	$124,526	$211,799

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of issuers located in developed countries world-wide (including the United States).

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.  The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.05% to 1.30% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2012 was 1.10% for the Investor Class, A Class, C Class and R Class and 0.90% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2012 were $237,646,902 and $225,851,532, respectively.

During the year ended November 30, 2012, the fund incurred purchases in kind of equity securities valued at $11,264,910. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2012		Year ended November 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	6,257,701	$57,448,175	2,343,841	$20,895,594
Issued in reinvestment of distributions	109,431	1,003,479	162,223	1,481,093
Redeemed	(5,428,463)	(50,102,555)	(5,653,429)	(50,792,438)
	938,669	8,349,099	(3,147,365)	(28,415,751)
Institutional Class/Shares Authorized	35,000,000		35,000,000
Sold	1,641,641	15,564,429	423,252	3,859,467
Issued in reinvestment of distributions	21,111	195,280	32,478	299,125
Redeemed	(993,715)	(9,123,617)	(1,625,818)	(14,879,113)
	669,037	6,636,092	(1,170,088)	(10,720,521)
A Class/Shares Authorized	35,000,000		35,000,000
Sold	1,228,876	11,260,861	1,000,371	8,676,341
Issued in reinvestment of distributions	1,453	13,148	8,817	79,446
Redeemed	(859,903)	(7,847,244)	(1,864,354)	(16,217,606)
	370,426	3,426,765	(855,166)	(7,461,819)
B Class/Shares Authorized	N/A		10,000,000
Sold			3,403	30,316
Redeemed			(101,931)	(836,156)
			(98,528)	(805,840)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	108,361	931,312	195,017	1,642,864
Redeemed	(96,573)	(823,539)	(329,591)	(2,780,205)
	11,788	107,773	(134,574)	(1,137,341)
R Class/Shares Authorized	5,000,000		5,000,000
Sold	138,905	1,261,029	50,734	453,279
Redeemed	(47,198)	(423,738)	(34,078)	(307,011)
	91,707	837,291	16,656	146,268
Net increase (decrease)	2,081,627	$19,357,020	(5,389,065)	$(48,395,004)

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$273,071,590	—	—
Foreign Common Stocks	12,075,256	$164,129,152	—
Temporary Cash Investments	9	3,449,642	—
Total Value of Investment Securities	$285,146,855	$167,578,794	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$1,236,800	$2,202,207
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of November 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$354,175,198
Gross tax appreciation of investments	$103,121,085
Gross tax depreciation of investments	(4,570,634)
Net tax appreciation (depreciation) of investments	$98,550,451
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$27,715
Net tax appreciation (depreciation)	$98,578,166
Undistributed ordinary income	$1,814,898
Accumulated short-term capital losses	$(42,873,929)
Post-October capital loss deferral	$(492,760)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$8.52	0.03	1.11	1.14	(0.03)	—	(0.03)	$9.63	13.37%	1.10%	0.28%	54%	$373,887
2011	$8.41	0.03	0.13	0.16	(0.05)	—	(0.05)	$8.52	1.82%	1.11%	0.28%	53%	$322,672
2010	$7.80	0.03	0.64	0.67	(0.06)	—	(0.06)	$8.41	8.61%	1.16%	0.33%	100%	$344,950
2009	$5.90	0.04	1.86	1.90	—(3)	—	—(3)	$7.80	32.24%	1.22%	0.62%	103%	$346,590
2008	$12.69	0.04	(4.75)	(4.71)	—	(2.08)	(2.08)	$5.90	(44.01)%	1.26%	0.40%	121%	$274,599
Institutional Class
2012	$8.60	0.05	1.13	1.18	(0.05)	—	(0.05)	$9.73	13.71%	0.90%	0.48%	54%	$47,203
2011	$8.49	0.04	0.13	0.17	(0.06)	—	(0.06)	$8.60	2.00%	0.91%	0.48%	53%	$35,991
2010	$7.90	0.04	0.64	0.68	(0.09)	—	(0.09)	$8.49	8.68%	0.96%	0.53%	100%	$45,459
2009	$5.97	0.05	1.89	1.94	(0.01)	—	(0.01)	$7.90	32.61%	1.02%	0.82%	103%	$44,752
2008	$12.79	0.07	(4.81)	(4.74)	—	(2.08)	(2.08)	$5.97	(43.88)%	1.05%	0.61%	121%	$28,477
A Class
2012	$8.39	—(3)	1.10	1.10	—(3)	—	—(3)	$9.49	13.16%	1.35%	0.03%	54%	$33,938
2011	$8.28	—(3)	0.13	0.13	(0.02)	—	(0.02)	$8.39	1.58%	1.36%	0.03%	53%	$26,908
2010	$7.67	0.01	0.62	0.63	(0.02)	—	(0.02)	$8.28	8.20%	1.41%	0.08%	100%	$33,641
2009	$5.81	0.02	1.84	1.86	—	—	—	$7.67	32.01%	1.47%	0.37%	103%	$34,744
2008	$12.56	0.01	(4.68)	(4.67)	—	(2.08)	(2.08)	$5.81	(44.17)%	1.51%	0.15%	121%	$22,447

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$7.87	(0.06)	1.03	0.97	—	—	—	$8.84	12.20%	2.10%	(0.72)%	54%	$4,098
2011	$7.81	(0.06)	0.12	0.06	—	—	—	$7.87	0.77%	2.11%	(0.72)%	53%	$3,557
2010	$7.27	(0.05)	0.59	0.54	—	—	—	$7.81	7.43%	2.16%	(0.67)%	100%	$4,579
2009	$5.54	(0.02)	1.75	1.73	—	—	—	$7.27	31.23%	2.22%	(0.38)%	103%	$3,535
2008	$12.16	(0.05)	(4.49)	(4.54)	—	(2.08)	(2.08)	$5.54	(44.64)%	2.26%	(0.60)%	121%	$2,382
R Class
2012	$8.39	(0.02)	1.10	1.08	—	—	—	$9.47	12.87%	1.60%	(0.22)%	54%	$1,587
2011	$8.29	(0.02)	0.12	0.10	—	—	—	$8.39	1.21%	1.61%	(0.22)%	53%	$636
2010	$7.67	(0.01)	0.63	0.62	—	—	—	$8.29	8.08%	1.66%	(0.17)%	100%	$490
2009	$5.82	—(3)	1.85	1.85	—	—	—	$7.67	31.79%	1.72%	0.12%	103%	$442
2008	$12.62	(0.01)	(4.71)	(4.72)	—	(2.08)	(2.08)	$5.82	(44.40)%	1.76%	(0.10)%	121%	$253

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Growth Fund of American Century World Mutual Funds, Inc., as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 17, 2013

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate

31

benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2012.

For corporate taxpayers, the fund hereby designates $1,236,800, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2012 as qualified for the corporate dividends received deduction.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76974   1301

ANNUAL REPORT               NOVEMBER 30, 2012

International Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2012. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most Major Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions in 2013, 12-month stock and bond returns were generally favorable, particularly for U.S. value stocks and high-yield bonds.

U.S. value stock indices outpaced the S&P 500 Index’s 16.13% return for the period, as did U.S. corporate and municipal high-yield benchmarks. U.S. growth and international index returns were generally lower, but still solid—the MSCI EAFE Index, for example, returned 12.61%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.07% to 1.62% during the period, and the Barclays U.S. Aggregate Bond Index returned 5.51%. Related global bond indices also returned in roughly the mid-single digits.

Bucking the global trend, the U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,

Don Pratt

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Central Bank Action Drove Global Stocks Higher

Despite a backdrop of weaker global economic growth and mounting sovereign debt problems in Europe and the United States, most global stock benchmarks advanced strongly for the 12-month period ended November 30, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on the optimism inspired by unprecedented central bank intervention.

In particular, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks shore up their balance sheets and finance ongoing operations. The ECB also agreed to purchase the sovereign debt of financially strapped member nations that conform to the ECB’s fiscal reform measures. Meanwhile, in response to sluggish economic growth and high unemployment, the U.S. Federal Reserve (the Fed) announced its third—and most aggressive—quantitative easing program to date. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, developed markets outperformed emerging markets for the 12-month period, even as the emerging economies generally enjoyed higher absolute levels of growth, albeit slower growth than in previous periods. Strong stock market performance in Europe and the United States, where central bank stimulus was the greatest, primarily drove the better relative results in the developed markets.

Valuations, Stock Selection Remain Key Factors

Even though economic growth and corporate earnings in aggregate have been slowing, and sovereign debt issues have yet to be resolved, there are some positive factors at work for global equity investors. Stock valuations around the globe appear attractive relative to historical averages. Similarly, equity earnings yields are also compelling when measured against long-term averages and current bond yields. Most important, we believe through our rigorous, bottom-up stock selection process it’s still possible to find individual companies growing earnings, either from a new product launch, market share gains, secular changes, or beneficial acquisitions.

International Equity Total Returns
For the 12 months ended November 30, 2012 (in U.S. dollars)
MSCI EAFE Index	12.61%	MSCI Europe Index	14.07%
MSCI EAFE Growth Index	12.66%	MSCI World Index	13.62%
MSCI EAFE Value Index	12.45%	MSCI Japan Index	3.59%
MSCI Emerging Markets Index	11.35%

4

Performance

Total Returns as of November 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWIEX	15.10%	-3.05%	7.19%	7.67%	5/9/91
MSCI EAFE Index	—	12.61%	-4.73%	7.51%	5.00%(1)	—
MSCI EAFE Growth Index	—	12.66%	-3.96%	7.27%	3.71%(1)	—
Institutional Class	TGRIX	15.28%	-2.86%	7.40%	5.30%	11/20/97
A Class(2) No sales charge* With sales charge*	TWGAX	14.80% 8.15%	-3.29% -4.43%	6.94% 6.30%	5.82% 5.43%	10/2/96
C Class	AIWCX	14.02%	-4.01%	6.15%	2.37%	6/4/01
R Class	ATGRX	14.56%	-3.53%	—	6.61%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 4/30/91, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.32%	1.12%	1.57%	2.32%	1.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

International Growth advanced 15.10%* for the 12 months ended November 30, 2012, compared with its benchmark, the MSCI EAFE Index, which gained 12.61%.

Developed non-U.S. stocks generally demonstrated robust performance during the 12-month period, even as weak growth and mounting sovereign debt problems weighed on many economies. Unprecedented central bank intervention, particularly the European Central Bank’s commitment to do “whatever it takes” to restore eurozone stability, helped drive stock market optimism. Within the developed markets, there was little difference in results between growth and value stocks and large- and small-cap stocks.

Overall, stock selection, particularly in the materials, industrials, and information technology sectors, drove the portfolio’s outperformance relative to the benchmark. Our sector allocations, including an underweight position in the utilities sector and an overweight position in the consumer discretionary sector, also had an overall positive influence on the portfolio’s relative performance. Lagging sectors included consumer staples, where stock selection hurt, and financials, where an underweight position offset a strong contribution from stock selection.

From a regional perspective, stock selection in Spain, Japan, and France contributed favorably to the portfolio’s relative performance. At the opposite end of the spectrum, positions in China, along with stock selection in Australia and an overweight position in Canada, detracted from relative performance.

Plasma Company was a Top Contributor

Grifols, a Spain-based blood plasma processor, was a leading contributor to the portfolio’s relative performance. In addition to reporting strong results throughout the period and benefitting from an improvement in pricing for its blood plasma products, the company announced it was expanding its North American operations via the purchase of three plasma donation centers in the U.S. The stock also received a lift from the release of preliminary research findings that plasma-based drugs could help in the treatment of Alzheimer’s disease.

In addition, a position in South Korea’s Samsung Electronics drove results in the information technology sector and was among the portfolio’s top contributors to performance. Stock in the electronics manufacturer advanced on market share gains in the competitive global smartphone market, with sales of the Galaxy SIII boosting results.

In the top-performing industrials sector, an overweight position in Wolseley, a United Kingdom-based distributor of plumbing and heating products, was a leading contributor to performance. Investors reacted favorably to the company’s favorable revenue, earnings, and profits statements issued throughout the period. In particular, the company cited improving industrial and residential activity in North America as offsetting weak European markets.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Wireless Company Detracted from Results

Among the portfolio’s leading performance detractors for the period was China Unicom, a wireless telecommunication services provider. Shares declined early in the period after China Telecom earned the right to sell Apple’s iPhones in China, stripping China Unicom of its exclusive deal. In addition, rising price competition hurt China Unicom’s stock price, while China Mobile, the largest operator, said it would accelerate the launch of its 4G service, compromising the growth of China Unicom.

Another prominent China-based detractor included a position in Baidu, an Internet search provider. Late in the period, the company forecast its fourth-quarter revenue growth would slow to its weakest level in three years, which was below analysts’ expectations. In addition, reluctance from advertisers to purchase space on the company’s search pages for mobile phones, a slowdown in search revenue, and an analyst downgrade weighed on the company’s shares.

An overweight position in Rakuten, a Japan-based electronic commerce and Internet company, also was a prominent detractor. The company reported disappointing results during the third quarter of 2012 due to higher costs stemming from the company’s rapid expansion overseas. Nevertheless, we believe underlying fundamentals support our thesis that e-commerce in Japan will continue to grow, despite the nation’s sluggish retail sales overall. We believe Rakuten remains well positioned in this industry.

Outlook

While markets generally reacted favorably to central bank actions during the period, the ultimate impact is unclear without substantial political progress on fiscal issues. At period end, we believed austerity measures in Europe and slowing global economic growth were likely to weigh on stocks in the medium term. Accordingly, we favor investment opportunities that we believe are less dependent on macro events and more reliant on secular changes where new technologies or company specific restructurings can drive earnings growth. We will continue to focus on finding companies located in developed countries around the world (excluding the United States) that we believe have sustainable growth characteristics and promising long-term outlooks.

8

Fund Characteristics

NOVEMBER 30, 2012
Top Ten Holdings	% of net assets
Roche Holding AG	2.3%
Sanofi	2.2%
Nestle SA	2.1%
Syngenta AG	1.8%
Unilever plc	1.8%
BHP Billiton Ltd.	1.7%
Muenchener Rueckversicherungs AG	1.7%
Toyota Motor Corp.	1.6%
Rio Tinto plc	1.6%
Novo Nordisk A/S B Shares	1.6%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.9%
Temporary Cash Investments	—*
Other Assets and Liabilities	1.1%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United Kingdom	16.4%
France	12.7%
Japan	12.6%
Switzerland	8.9%
Germany	7.8%
Australia	4.9%
Italy	4.1%
Sweden	3.2%
Spain	2.8%
Norway	2.8%
Denmark	2.7%
Netherlands	2.1%
Belgium	2.1%
Other Countries	15.8%
Cash and Equivalents**	1.1%
**Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period(1) 6/1/12 – 11/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,182.60	$6.88	1.26%
Institutional Class	$1,000	$1,183.40	$5.79	1.06%
A Class	$1,000	$1,181.60	$8.24	1.51%
C Class	$1,000	$1,177.60	$12.30	2.26%
R Class	$1,000	$1,179.90	$9.59	1.76%
Hypothetical
Investor Class	$1,000	$1,018.70	$6.36	1.26%
Institutional Class	$1,000	$1,019.70	$5.35	1.06%
A Class	$1,000	$1,017.45	$7.62	1.51%
C Class	$1,000	$1,013.70	$11.38	2.26%
R Class	$1,000	$1,016.20	$8.87	1.76%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2012

	Shares	Value
Common Stocks — 98.9%
AUSTRALIA — 4.9%
BHP Billiton Ltd.	764,349	$ 27,432,017
Commonwealth Bank of Australia	247,280	15,403,678
CSL Ltd.	182,127	9,826,497
James Hardie Industries SE	1,645,339	15,608,212
Treasury Wine Estates Ltd.	1,878,311	9,859,828
		78,130,232
AUSTRIA — 0.1%
Erste Group Bank AG(1)	38,287	1,126,096
BELGIUM — 2.1%
Anheuser-Busch InBev NV	248,703	21,797,355
Umicore SA	218,658	11,359,393
		33,156,748
BRAZIL — 0.4%
BR Malls Participacoes SA	550,000	7,065,472
CANADA — 1.5%
Bank of Nova Scotia	168,705	9,510,726
Canadian Pacific Railway Ltd.	149,846	13,983,716
		23,494,442
CHINA — 1.7%
Baidu, Inc. ADR(1)	42,166	4,061,007
Brilliance China Automotive Holdings Ltd.(1)	6,750,000	8,213,014
China Communications Construction Co. Ltd. H Shares	4,423,000	4,029,106
China Unicom Ltd. ADR	289,703	4,499,088
Tencent Holdings Ltd.	174,200	5,691,136
		26,493,351
DENMARK — 2.7%
Christian Hansen Holding A/S	406,904	13,172,615
Coloplast A/S B Shares	24,517	5,722,899
Novo Nordisk A/S B Shares	157,425	25,001,164
		43,896,678
FINLAND — 0.6%
Kone Oyj	134,794	10,097,651
FRANCE — 12.7%
Air Liquide SA	49,886	6,092,813
BNP Paribas SA	357,114	19,945,586
Carrefour SA	357,198	8,819,560
Cie Generale d’Optique Essilor International SA	124,678	12,039,643
Dassault Systemes SA	79,655	9,012,797
Gemalto NV	118,985	10,940,545
L’Oreal SA	41,225	5,594,747
LVMH Moet Hennessy Louis Vuitton SA	67,898	11,912,317
Pernod-Ricard SA	189,094	21,410,348
Publicis Groupe SA	110,854	6,270,729
Sanofi	400,823	35,791,817
Schneider Electric SA	157,538	11,072,049
SES SA	603,222	17,063,328
Technip SA	146,398	17,006,352
Zodiac Aerospace	109,538	12,237,291
		205,209,922
GERMANY — 7.8%
adidas AG	81,197	7,140,727
BASF SE	224,198	20,089,923
Continental AG	61,796	6,839,388
HeidelbergCement AG	72,723	3,952,023
Henkel AG & Co. KGaA Preference Shares	76,463	6,389,278
Kabel Deutschland Holding AG	247,102	17,868,100
Muenchener Rueckversicherungs AG	157,616	26,904,624
SAP AG	214,716	16,766,114
Volkswagen AG Preference Shares	93,776	20,300,317
		126,250,494
HONG KONG — 1.6%
AIA Group Ltd.	2,278,200	8,862,704
Link Real Estate Investment Trust (The)	1,881,127	10,206,368
Sands China Ltd.	1,436,000	6,123,687
		25,192,759
INDIA — 0.6%
HDFC Bank Ltd. ADR	225,665	9,505,010
INDONESIA — 0.8%
PT Bank Mandiri (Persero) Tbk	15,661,452	13,468,179
IRELAND — 0.6%
Ryanair Holdings plc ADR	284,486	9,794,853
ITALY — 4.1%
ENI SpA	916,287	21,664,702
Luxottica Group SpA	224,712	9,220,467
Prada SpA	1,945,100	16,062,347
Saipem SpA	433,727	19,308,595
		66,256,111
JAPAN — 12.6%
Daikin Industries Ltd.	151,400	4,760,463
Daito Trust Construction Co. Ltd.	133,400	12,929,775

12

Shares	Value
FANUC Corp.	62,900	$ 10,606,053
Fast Retailing Co. Ltd.	35,300	8,016,207
Hitachi Ltd.	1,614,000	9,319,634
Japan Tobacco, Inc.	403,229	12,081,951
KDDI Corp.	151,803	11,233,072
Kubota Corp.	1,516,000	16,091,466
Lawson, Inc.	150,100	10,160,223
Mitsubishi Corp.	663,600	12,566,017
Mitsubishi Estate Co. Ltd.	803,000	15,478,462
Mitsubishi Heavy Industries Ltd.	1,607,000	7,466,258
ORIX Corp.	183,690	18,428,050
Rakuten, Inc.	930,004	7,840,757
Sysmex Corp.	141,600	6,398,496
Toyota Motor Corp.	600,200	25,737,939
Unicharm Corp.	276,900	14,141,432
		203,256,255
NETHERLANDS — 2.1%
ASML Holding NV	256,590	16,031,348
Koninklijke Vopak NV	248,158	18,334,978
		34,366,326
NORWAY — 2.8%
Petroleum Geo-Services ASA	483,345	8,102,041
Statoil ASA	871,607	21,311,437
Telenor ASA	734,599	14,913,873
		44,327,351
PERU — 0.6%
Credicorp Ltd.	64,362	9,004,244
PORTUGAL — 0.4%
Jeronimo Martins SGPS SA	331,857	6,191,257
RUSSIA — 1.5%
Magnit OJSC GDR	486,209	17,153,453
Sberbank of Russia	2,588,639	7,610,599
		24,764,052
SINGAPORE — 0.7%
DBS Group Holdings Ltd.	953,000	11,282,033
SOUTH KOREA — 1.6%
Hyundai Motor Co.	7,958	1,657,228
Samsung Electronics Co. Ltd.	18,876	24,509,079
		26,166,307
SPAIN — 2.8%
Banco Bilbao Vizcaya Argentaria SA	986,696	8,371,911
Grifols SA(1)	668,954	21,397,863
Inditex SA	107,646	14,755,904
		44,525,678
SWEDEN — 3.2%
Atlas Copco AB A Shares	241,350	6,217,528
Electrolux AB	367,775	9,623,667
Elekta AB B Shares	219,270	3,168,751
SKF AB B Shares	236,997	5,699,312
Svenska Cellulosa AB B Shares	196,903	3,986,388
Swedbank AB A Shares	612,518	11,314,370
Volvo AB B Shares	784,672	11,115,504
		51,125,520
SWITZERLAND — 8.9%
Adecco SA	223,753	11,056,059
Cie Financiere Richemont SA	107,533	8,290,960
Nestle SA	516,906	33,830,095
Roche Holding AG	186,066	36,622,897
SGS SA	3,788	8,498,167
Syngenta AG	72,331	28,996,403
UBS AG	540,695	8,460,211
Zurich Financial Services AG	32,544	8,305,445
		144,060,237
TAIWAN — 1.5%
Hon Hai Precision Industry Co. Ltd.	2,743,300	8,800,013
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	930,849	16,075,762
		24,875,775
THAILAND — 0.9%
Kasikornbank PCL NVDR	2,489,800	15,170,824
TURKEY — 0.7%
Turkiye Garanti Bankasi AS	2,478,220	11,761,091
UNITED KINGDOM — 16.4%
Aggreko plc	247,663	8,856,430
Antofagasta plc	602,903	12,441,326
ARM Holdings plc	1,412,433	17,515,082
BG Group plc	654,673	11,223,068
British American Tobacco plc	308,540	16,184,285
Burberry Group plc	280,046	5,774,459
Capita Group plc (The)	882,178	10,777,039
Carnival plc	253,630	10,260,426
Compass Group plc	505,621	5,840,684
Experian plc	468,749	7,787,938
HSBC Holdings plc (Hong Kong)	1,719,782	17,474,753
Lloyds Banking Group plc(1)	25,468,152	18,971,735
Petrofac Ltd.	219,467	5,724,361
Rio Tinto plc	506,487	25,102,779
Rolls-Royce Holdings plc	627,443	8,951,825

13

Shares	Value
Rolls-Royce Holdings plc Preference Shares	47,685,668	$ 76,400
Standard Chartered plc	613,434	14,299,940
Telecity Group plc	473,901	6,506,865
Unilever plc	735,301	28,308,855
Whitbread plc	427,358	16,425,759
Wolseley plc	342,152	15,880,748
		264,384,757
TOTAL COMMON STOCKS (Cost $1,246,614,864)		1,594,399,705
Temporary Cash Investments†
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25% - 2.125%, 4/15/14 - 12/31/15, valued at $106,701), in a joint trading account at 0.18%, dated 11/30/12, due 12/3/12 (Delivery value $104,548)		104,546
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $106,653), in a joint trading account at 0.17%, dated 11/30/12, due 12/3/12 (Delivery value $104,547)		104,546
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $17,629), in a joint trading account at 0.15%, dated 11/30/12, due 12/3/12 (Delivery value $17,275)		17,275
TOTAL TEMPORARY CASH INVESTMENTS (Cost $226,367)		226,367
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $1,246,841,231)		1,594,626,072
OTHER ASSETS AND LIABILITIES — 1.1%		17,263,845
TOTAL NET ASSETS — 100.0%		$1,611,889,917

Market Sector Diversification
(as a % of net assets)
Financials	19.3%
Consumer Discretionary	15.0%
Industrials	14.0%
Consumer Staples	12.9%
Materials	10.5%
Health Care	9.7%
Information Technology	9.1%
Energy	6.4%
Telecommunication Services	2.0%
Cash and Equivalents*	1.1%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
NVDR = Non-Voting Depositary Receipt
OJSC = Open Joint Stock Company
†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2012
Assets
Investment securities, at value (cost of $1,246,841,231)	$1,594,626,072
Foreign currency holdings, at value (cost of $908,912)	907,665
Receivable for investments sold	28,705,255
Receivable for capital shares sold	2,031,381
Dividends and interest receivable	5,982,775
Other assets	1,135,487
1,633,388,635

Liabilities
Disbursements in excess of demand deposit cash	1,031,964
Payable for investments purchased	17,163,163
Payable for capital shares redeemed	1,685,556
Accrued management fees	1,575,695
Distribution and service fees payable	42,340
21,498,718

Net Assets	$1,611,889,917

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,462,376,313
Undistributed net investment income	17,202,739
Accumulated net realized loss	(215,719,442)
Net unrealized appreciation	348,030,307
$1,611,889,917

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,268,250,707	112,488,919	$11.27
Institutional Class, $0.01 Par Value	$140,445,722	12,500,668	$11.24
A Class, $0.01 Par Value	$198,434,010	17,521,333	$11.33*
C Class, $0.01 Par Value	$2,497,283	224,171	$11.14
R Class, $0.01 Par Value	$2,262,195	198,227	$11.41
*Maximum offering price $12.02 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,950,909)	$41,223,381
Interest	3,519
41,226,900

Expenses:
Management fees	19,307,166
Distribution and service fees:
A Class	461,127
C Class	25,234
R Class	12,783
Directors’ fees and expenses	59,440
Other expenses	61,950
19,927,700

Net investment income (loss)	21,299,200

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(50,354))	74,191,382
Foreign currency transactions	(849,814)
73,341,568

Change in net unrealized appreciation (depreciation) on:
Investments	124,276,145
Translation of assets and liabilities in foreign currencies	(17,447)
124,258,698

Net realized and unrealized gain (loss)	197,600,266

Net Increase (Decrease) in Net Assets Resulting from Operations	$218,899,466

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2012 AND NOVEMBER 30, 2011
Increase (Decrease) in Net Assets	November 30, 2012	November 30, 2011
Operations
Net investment income (loss)	$21,299,200	$15,531,786
Net realized gain (loss)	73,341,568	63,882,952
Change in net unrealized appreciation (depreciation)	124,258,698	(110,791,553)
Net increase (decrease) in net assets resulting from operations	218,899,466	(31,376,815)

Distributions to Shareholders
From net investment income:
Investor Class	(13,149,175)	(19,326,387)
Institutional Class	(1,737,113)	(1,926,383)
A Class	(1,045,144)	(1,708,891)
R Class	(2,865)	(16,637)
Decrease in net assets from distributions	(15,934,297)	(22,978,298)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(72,934,859)	(75,665,759)

Redemption Fees
Increase in net assets from redemption fees	25,535	44,407

Net increase (decrease) in net assets	130,055,845	(129,976,465)

Net Assets
Beginning of period	1,481,834,072	1,611,810,537
End of period	$1,611,889,917	$1,481,834,072

Undistributed net investment income	$17,202,739	$12,578,355

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies in at least three developed countries (excluding the United States).

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.10% to 1.50% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2012 was 1.28% for the Investor Class, A Class, C Class and R Class and 1.08% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2012 are detailed in the Statement of Operations.

20

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 16% of the shares of the fund. These funds do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2012 were $1,607,235,742 and $1,678,764,254, respectively.

For the year ended November 30, 2012, the fund incurred net realized gains of $2,024,508 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2012		Year ended November 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,050,000,000		1,050,000,000
Sold	9,540,301	$99,145,757	10,121,066	$109,941,099
Issued in reinvestment of distributions	1,289,908	12,769,602	1,682,293	18,745,403
Redeemed	(18,475,303)	(191,498,787)	(19,927,980)	(217,005,403)
	(7,645,094)	(79,583,428)	(8,124,621)	(88,318,901)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	3,648,208	37,988,069	3,306,762	34,650,632
Issued in reinvestment of distributions	174,599	1,721,641	171,269	1,903,792
Redeemed	(2,828,496)	(29,753,415)	(1,541,029)	(16,717,393)
	994,311	9,956,295	1,937,002	19,837,031
A Class/Shares Authorized	125,000,000		125,000,000
Sold	3,603,895	36,787,526	7,748,808	81,672,620
Issued in reinvestment of distributions	102,434	1,020,551	93,927	1,049,896
Redeemed	(3,616,301)	(39,295,456)	(8,287,690)	(87,839,910)
	90,028	(1,487,379)	(444,955)	(5,117,394)
B Class/Shares Authorized	N/A		10,000,000
Sold			415	4,343
Redeemed			(121,378)	(1,230,969)
			(120,963)	(1,226,626)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	11,788	123,154	57,636	635,001
Redeemed	(66,460)	(667,358)	(44,445)	(469,982)
	(54,672)	(544,204)	13,191	165,019
R Class/Shares Authorized	5,000,000		5,000,000
Sold	41,567	440,298	64,918	725,158
Issued in reinvestment of distributions	250	2,536	1,323	14,931
Redeemed	(166,772)	(1,718,977)	(167,533)	(1,744,977)
	(124,955)	(1,276,143)	(101,292)	(1,004,888)
Net increase (decrease)	(6,740,382)	$(72,934,859)	(6,841,638)	$(75,665,759)

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$52,939,964	$1,541,459,741	—
Temporary Cash Investments	—	226,367	—
Total Value of Investment Securities	$52,939,964	$1,541,686,108	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 18, 2012, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 17, 2012:

Investor	Institutional	A	C	R
$0.1341	$0.1405	$0.1260	$0.1019	$0.1180

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$15,934,297	$22,978,298
Long-term capital gains	—	—

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,283,133,092
Gross tax appreciation of investments	$326,387,905
Gross tax depreciation of investments	(14,894,925)
Net tax appreciation (depreciation) of investments	$311,492,980
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$ 253,872
Net tax appreciation (depreciation)	$311,746,852
Undistributed ordinary income	$25,983,059
Accumulated short-term capital losses	$(188,216,307)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(6,402,967) and $(181,813,340) expire in 2016 and 2017, respectively.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$9.90	0.15	1.33	1.48	(0.11)	—	(0.11)	$11.27	15.10%	1.29%	1.41%	106%	$1,268,251
2011	$10.30	0.10	(0.35)	(0.25)	(0.15)	—	(0.15)	$9.90	(2.57)%	1.32%	0.95%	125%	$1,189,245
2010	$9.75	0.09	0.61	0.70	(0.15)	—	(0.15)	$10.30	7.28%	1.35%	0.87%	130%	$1,320,906
2009	$7.15	0.09	2.64	2.73	(0.13)	—	(0.13)	$9.75	38.66%	1.38%	1.18%	151%	$1,279,615
2008	$14.87	0.14	(6.96)	(6.82)	(0.11)	(0.79)	(0.90)	$7.15	(48.67)%	1.31%	1.18%	144%	$1,018,753
Institutional Class
2012	$9.89	0.17	1.33	1.50	(0.15)	—	(0.15)	$11.24	15.28%	1.09%	1.61%	106%	$140,446
2011	$10.30	0.12	(0.33)	(0.21)	(0.20)	—	(0.20)	$9.89	(2.27)%	1.12%	1.15%	125%	$113,741
2010	$9.78	0.10	0.61	0.71	(0.19)	—	(0.19)	$10.30	7.38%	1.15%	1.07%	130%	$98,610
2009	$7.17	0.11	2.64	2.75	(0.14)	—	(0.14)	$9.78	38.96%	1.18%	1.38%	151%	$66,920
2008	$14.91	0.15	(6.96)	(6.81)	(0.14)	(0.79)	(0.93)	$7.17	(48.55)%	1.11%	1.38%	144%	$37,160
A Class(3)
2012	$9.92	0.12	1.35	1.47	(0.06)	—	(0.06)	$11.33	14.80%	1.54%	1.16%	106%	$198,434
2011	$10.29	0.08	(0.35)	(0.27)	(0.10)	—	(0.10)	$9.92	(2.76)%	1.57%	0.70%	125%	$172,901
2010	$9.72	0.06	0.61	0.67	(0.10)	—	(0.10)	$10.29	6.98%	1.60%	0.62%	130%	$183,990
2009	$7.13	0.07	2.63	2.70	(0.11)	—	(0.11)	$9.72	38.30%	1.63%	0.93%	151%	$177,804
2008	$14.82	0.11	(6.94)	(6.83)	(0.07)	(0.79)	(0.86)	$7.13	(48.79)%	1.56%	0.93%	144%	$140,798

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$9.77	0.04	1.33	1.37	—	—	—	$11.14	14.02%	2.29%	0.41%	106%	$2,497
2011	$10.13	—(4)	(0.36)	(0.36)	—	—	—	$9.77	(3.55)%	2.32%	(0.05)%	125%	$2,725
2010	$9.54	(0.01)	0.60	0.59	—	—	—	$10.13	6.18%	2.35%	(0.13)%	130%	$2,691
2009	$7.00	0.01	2.59	2.60	(0.06)	—	(0.06)	$9.54	37.29%	2.38%	0.18%	151%	$3,051
2008	$14.60	0.02	(6.83)	(6.81)	—	(0.79)	(0.79)	$7.00	(49.18)%	2.31%	0.18%	144%	$3,210
R Class
2012	$9.97	0.10	1.35	1.45	(0.01)	—	(0.01)	$11.41	14.56%	1.79%	0.91%	106%	$2,262
2011	$10.32	0.05	(0.36)	(0.31)	(0.04)	—	(0.04)	$9.97	(3.05)%	1.82%	0.45%	125%	$3,222
2010	$9.72	0.03	0.62	0.65	(0.05)	—	(0.05)	$10.32	6.75%	1.85%	0.37%	130%	$4,381
2009	$7.13	0.06	2.62	2.68	(0.09)	—	(0.09)	$9.72	37.97%	1.88%	0.68%	151%	$5,436
2008	$14.81	0.09	(6.96)	(6.87)	(0.02)	(0.79)	(0.81)	$7.13	(48.92)%	1.81%	0.68%	144%	$2,727

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(4)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth Fund of American Century World Mutual Funds, Inc., as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 17, 2013

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The

31

Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2012.

For corporate taxpayers, the fund hereby designates $10,157, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2012 as qualified for the corporate dividends received deduction.

For the fiscal year ended November 30, 2012, the fund intends to pass through to shareholders $3,946,059, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2012, the fund earned $44,059,694 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2012 are $0.3083 and $0.0276, respectively.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76973   1301

ANNUAL REPORT          NOVEMBER 30, 2012

International Discovery Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2012. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most Major Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions in 2013, 12-month stock and bond returns were generally favorable, particularly for U.S. value stocks and high-yield bonds.

U.S. value stock indices outpaced the S&P 500 Index’s 16.13% return for the period, as did U.S. corporate and municipal high-yield benchmarks. U.S. growth and international index returns were generally lower, but still solid—the MSCI EAFE Index, for example, returned 12.61%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.07% to 1.62% during the period, and the Barclays U.S. Aggregate Bond Index returned 5.51%. Related global bond indices also returned in roughly the mid-single digits.

Bucking the global trend, the U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,

Don Pratt

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Central Bank Action Drove Global Stocks Higher

Despite a backdrop of weaker global economic growth and mounting sovereign debt problems in Europe and the United States, most global stock benchmarks advanced strongly for the 12-month period ended November 30, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on the optimism inspired by unprecedented central bank intervention.

In particular, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks shore up their balance sheets and finance ongoing operations. The ECB also agreed to purchase the sovereign debt of financially strapped member nations that conform to the ECB’s fiscal reform measures. Meanwhile, in response to sluggish economic growth and high unemployment, the U.S. Federal Reserve (the Fed) announced its third—and most aggressive—quantitative easing program to date. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, developed markets outperformed emerging markets for the 12-month period, even as the emerging economies generally enjoyed higher absolute levels of growth, albeit slower growth than in previous periods. Strong stock market performance in Europe and the United States, where central bank stimulus was the greatest, primarily drove the better relative results in the developed markets.

Valuations, Stock Selection Remain Key Factors

Even though economic growth and corporate earnings in aggregate have been slowing, and sovereign debt issues have yet to be resolved, there are some positive factors at work for global equity investors. Stock valuations around the globe appear attractive relative to historical averages. Similarly, equity earnings yields are also compelling when measured against long-term averages and current bond yields. Most important, we believe through our rigorous, bottom-up stock selection process it’s still possible to find individual companies growing earnings, either from a new product launch, market share gains, secular changes, or beneficial acquisitions.

International Equity Total Returns
For the 12 months ended November 30, 2012 (in U.S. dollars)
MSCI EAFE Index	12.61%	MSCI Europe Index	14.07%
MSCI EAFE Growth Index	12.66%	MSCI World Index	13.62%
MSCI EAFE Value Index	12.45%	MSCI Japan Index	3.59%
MSCI Emerging Markets Index	11.35%

4

Performance

Total Returns as of November 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEGX	9.23%	-6.19%	10.22%	10.59%	4/1/94
MSCI All Country World ex-U.S. Mid Cap Growth Index	—	11.09%	-4.33%	9.40%	N/A(1)	—
Institutional Class	TIDIX	9.44%	-6.00%	10.44%	9.14%	1/2/98
A Class(2) No sales charge* With sales charge*	ACIDX	8.88% 2.62%	-6.42% -7.52%	9.95% 9.31%	7.30% 6.86%	4/28/98
C Class	TWECX	8.14%	—	—	5.42%	3/1/10
R Class	TWERX	8.73%	—	—	5.93%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available June 1994.
(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.42%	1.22%	1.67%	2.42%	1.92%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Mark Kopinski and Brian Brady

Performance Summary

International Discovery advanced 9.23%* for the 12 months ended November 30, 2012, compared with its benchmark, the MSCI All Country World ex-U.S. Mid Cap Growth Index, which gained 11.09%.

Non-U.S. stocks generally demonstrated robust performance during the 12-month period, even as weak growth and mounting sovereign debt problems weighed on many economies. Unprecedented central bank intervention, particularly the European Central Bank’s commitment to do “whatever it takes” to restore eurozone stability, helped drive stock market optimism. Overall, developed market stocks outpaced their emerging market counterparts, and within the mid-cap universe, value stocks slightly outperformed growth stocks for the period.

Earnings growth, which is an important component of the portfolio’s investment process, generally performed well during the 12-month period. Overall, stock selection detracted on a relative basis, while sector allocations, including an underweight in consumer staples and overweight in energy, lagged compared with the benchmark. Stock selection was strong in the information technology and materials sectors and weak in the consumer staples and consumer discretionary sectors.

Oil Exploration Company Detracted from Results

An overweight position in Sweden’s Lundin Petroleum, an oil and gas exploration company, was among the portfolio’s largest detractors for the period. Lundin was a massive outperformer during 2011, primarily due to the company’s major oil discovery off the coast of Norway. But, as Lundin continued to explore and drill in the area, some disappointments emerged. This led to reductions in the company’s original production estimates, which sent shares lower in early 2012. Nevertheless, the North Sea discovery remains a significant game changer for the company and should positively affect production for many years. As 2012 progressed, Lundin recovered much of its earlier share price weakness.

A position in Japan-based Sanrio, a maker of children’s toys and accessories, including the Hello Kitty line, also was a leading detractor to portfolio performance. The company, which operates in the specialty retail industry of the consumer discretionary sector, faced challenging economic conditions at home, as Japan remained on the verge of recession. We exited the portfolio’s position in the company in early 2012.

In addition, a position in Japan-based CyberAgent was among the top performance detractors. Shares of the Internet media and smartphone application developer declined after an analyst cut the company’s price target to reflect higher costs and a temporary slowdown in fees. We subsequently sold the portfolio’s CyberAgent shares.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Technology Company was a Top Contributor

An overweight position in Israel’s Mellanox Technologies, a manufacturer of semiconductors and software that link servers with data storage systems, was among the portfolio’s top performers. In addition to reporting strong revenues and earnings during the period, the company remains the beneficiary of a mass transition to cloud-based technology, with products that facilitate data transmission in server warehouses.

An overweight position in France’s Gemalto, a provider of digital security products and services, also was a top performance contributor during the period. Gemalto makes SIM cards used in mobile phones and other devices. The company continued to advance due to growing mobile payment and other applications. In particular, the company is positioned to benefit from the increasing use of smartphones as “mobile wallets” and the growing importance of securing sensitive data on SIM cards used in passports and hotel card keys.

In addition, the United Kingdom’s Ashtead Group was among the portfolio’s leading contributors. The construction equipment rental company benefited from the housing market recovery in the United States and from the company’s United Kingdom- and United States-based customers preferring to lease rather than buy equipment in the challenging economic climate. In addition, the company reported strong quarterly results for the period ended in July. In particular, the company reported an 82% jump in pre-tax profit, a 21% gain in revenues, and a more robust full-year outlook.

Outlook

While we remain concerned about macroeconomic uncertainty, we continue to seek individual companies demonstrating quality earnings growth trends and the ability to outperform their peers. We will continue to look for opportunities to take advantage of several prevailing global themes, such as the proliferation of smartphones, continued capital spending on deep-water oil and gas projects, and increased demand for security as digital transactions grow. Overall, we will continue to seek small- to medium-sized companies located around the world (excluding the United States) offering promising growth characteristics.

8

Fund Characteristics

NOVEMBER 30, 2012
Top Ten Holdings	% of net assets
Gemalto NV	2.9%
Ashtead Group plc	2.9%
Iliad SA	2.5%
ARM Holdings plc	2.2%
Aker Solutions ASA	2.0%
Global Logistic Properties Ltd.	1.8%
Koninklijke Vopak NV	1.7%
Wolseley plc	1.7%
Petroleum Geo-Services ASA	1.7%
Techtronic Industries Co.	1.7%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.7%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.2%

Investments by Country	% of net assets
United Kingdom	21.1%
France	9.4%
Canada	8.7%
Japan	7.9%
Sweden	4.9%
China	4.8%
Hong Kong	4.3%
Norway	4.2%
Australia	4.1%
South Korea	4.0%
Switzerland	3.0%
Brazil	2.9%
Taiwan	2.9%
Denmark	2.2%
Netherlands	2.0%
Other Countries	12.3%
Cash and Equivalents*	1.3%
*	Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period(1) 6/1/12 - 11/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,148.10	$8.16	1.52%
Institutional Class	$1,000	$1,149.80	$7.09	1.32%
A Class	$1,000	$1,146.00	$9.50	1.77%
C Class	$1,000	$1,143.00	$13.50	2.52%
R Class	$1,000	$1,144.80	$10.83	2.02%
Hypothetical
Investor Class	$1,000	$1,017.40	$7.67	1.52%
Institutional Class	$1,000	$1,018.40	$6.66	1.32%
A Class	$1,000	$1,016.15	$8.92	1.77%
C Class	$1,000	$1,012.40	$12.68	2.52%
R Class	$1,000	$1,014.90	$10.18	2.02%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2012

	Shares	Value
Common Stocks — 98.7%
AUSTRALIA — 4.1%
Ansell Ltd.	282,514	$4,569,888
James Hardie Industries SE	758,955	7,199,690
Mesoblast Ltd.(1)	363,860	2,278,345
Oil Search Ltd.	810,500	6,005,445
Treasury Wine Estates Ltd.	1,118,191	5,869,726
		25,923,094
BELGIUM — 0.9%
Umicore SA	115,303	5,990,049
BRAZIL — 2.9%
Anhanguera Educacional Participacoes SA	469,300	7,087,379
BR Properties SA	404,100	4,765,687
Hypermarcas SA(1)	948,500	6,835,876
		18,688,942
CANADA — 8.7%
Alimentation Couche Tard, Inc. B Shares	133,538	6,596,577
Catamaran Corp.(1)	173,813	8,531,859
Dollarama, Inc.	80,087	5,115,538
First Quantum Minerals Ltd.	304,853	6,260,634
Franco-Nevada Corp.	175,990	9,960,394
Inmet Mining Corp.	100,807	6,875,396
West Fraser Timber Co. Ltd.	71,205	4,994,063
Yamana Gold, Inc. New York Shares	368,271	6,923,495
		55,257,956
CHINA — 4.8%
Brilliance China Automotive Holdings Ltd.(1)	7,914,000	9,629,302
China State Construction International Holdings Ltd.	4,170,000	5,267,516
Great Wall Motor Co. Ltd. H Shares	786,500	2,572,550
Hengdeli Holdings Ltd.	5,708,000	2,032,732
Longfor Properties Co. Ltd.	3,606,500	6,914,994
Zhuzhou CSR Times Electric Co. Ltd. H Shares	1,313,000	3,981,252
		30,398,346
DENMARK — 2.2%
Christian Hansen Holding A/S	183,249	5,932,280
Coloplast A/S B Shares	26,647	6,220,095
Pandora A/S	92,000	1,977,512
		14,129,887
FRANCE — 9.4%
Arkema SA	41,934	4,289,358
Edenred	177,891	5,419,521
Gemalto NV	200,259	18,413,603
Iliad SA	89,933	16,000,461
Publicis Groupe SA	92,696	5,243,577
Technip SA	87,295	10,140,641
		59,507,161
GERMANY — 1.5%
GEA Group AG	54,745	1,788,866
Lanxess AG	86,958	7,569,334
		9,358,200
HONG KONG — 4.3%
AAC Technologies Holdings, Inc.	2,200,500	8,262,309
Link Real Estate Investment Trust (The)	1,127,000	6,114,726
Melco Crown Entertainment Ltd. ADR(1)	143,821	2,194,708
Techtronic Industries Co.	5,388,500	10,609,857
		27,181,600
INDIA — 1.2%
HCL Technologies Ltd.	336,383	4,059,848
Shriram Transport Finance Co. Ltd.	155,742	1,919,038
Tata Global Beverages Ltd.	560,776	1,710,833
		7,689,719
INDONESIA — 1.7%
PT Kalbe Farma Tbk	34,338,500	3,686,731
PT Semen Gresik (Persero) Tbk	4,581,500	7,067,932
		10,754,663
IRELAND — 0.4%
ICON plc ADR(1)	91,886	2,535,135
ISRAEL — 0.8%
Mellanox Technologies Ltd.(1)	67,978	4,954,237
ITALY — 1.3%
Pirelli & C SpA	287,892	3,339,810
Prysmian SpA	256,969	4,859,286
		8,199,096
JAPAN — 7.9%
Aeon Credit Service Co. Ltd.	242,000	4,729,326
Chiyoda Corp.	118,000	1,697,677
Daikin Industries Ltd.	49,000	1,540,705
Daito Trust Construction Co. Ltd.	41,600	4,032,074
Ebara Corp.	363,000	1,395,900

12

Shares	Value
Fuji Heavy Industries Ltd.	415,000	$4,656,699
Internet Initiative Japan, Inc.	187,400	4,612,538
Kansai Paint Co. Ltd.	119,000	1,270,334
LIXIL Group Corp.	215,100	4,555,888
Makita Corp.	126,500	5,332,535
Park24 Co. Ltd.	341,400	5,764,891
Seven Bank Ltd.	1,209,100	3,153,473
Sysmex Corp.	85,300	3,854,461
Yokogawa Electric Corp.	323,700	3,428,035
		50,024,536
NETHERLANDS — 2.0%
Koninklijke Vopak NV	147,374	10,888,623
Ziggo NV	49,112	1,538,054
		12,426,677
NORWAY — 4.2%
Aker Solutions ASA	684,818	12,887,677
Fred Olsen Energy ASA	73,847	3,261,838
Petroleum Geo-Services ASA	642,274	10,766,079
		26,915,594
SINGAPORE — 1.8%
Global Logistic Properties Ltd.	4,843,000	11,149,295
SOUTH AFRICA — 0.9%
Discovery Holdings Ltd.	623,146	3,911,835
Mr Price Group Ltd.	109,479	1,637,801
		5,549,636
SOUTH KOREA — 4.0%
Daewoo International Corp.	135,810	5,010,490
Hyundai Glovis Co. Ltd.	32,197	7,017,123
Hyundai Wia Corp.	23,129	3,887,407
Orion Corp.	7,425	7,700,305
Osstem Implant Co. Ltd.(1)	63,668	1,746,262
		25,361,587
SPAIN — 1.8%
Grifols SA(1)	237,678	7,602,617
Viscofan SA	83,347	4,075,728
		11,678,345
SWEDEN — 4.9%
Electrolux AB	326,532	8,544,451
Hexagon AB B Shares	415,187	10,271,484
Lundin Petroleum AB(1)	379,358	8,963,166
Svenska Cellulosa AB B Shares	156,838	3,175,254
		30,954,355
SWITZERLAND — 3.0%
Clariant AG	461,607	5,563,991
DKSH Holding AG(1)	98,169	6,758,586
GAM Holding AG	523,243	6,719,102
		19,041,679
TAIWAN — 2.9%
Chailease Holding Co. Ltd.	1,445,000	2,939,337
Far EasTone Telecommunications Co. Ltd.	646,000	1,618,669
First Financial Holding Co. Ltd.	2,082,000	1,271,959
Largan Precision Co. Ltd.	123,000	3,361,396
Novatek Microelectronics Corp.	1,257,000	5,061,919
Radiant Opto-Electronics Corp.	910,340	4,120,249
		18,373,529
UNITED KINGDOM — 21.1%
Aberdeen Asset Management plc	1,468,413	7,951,852
Aggreko plc	243,149	8,695,009
ARM Holdings plc	1,148,128	14,237,530
Ashtead Group plc	2,982,686	18,312,027
ASOS plc(1)	68,439	2,714,924
Aveva Group plc	56,257	1,845,006
AZ Electronic Materials SA	284,445	1,673,873
Babcock International Group plc	443,558	7,081,595
Croda International plc	184,337	7,031,942
Experian plc	75,780	1,259,032
Inmarsat plc	742,370	6,987,658
InterContinental Hotels Group plc	64,533	1,724,572
Intertek Group plc	106,886	5,291,547
Johnson Matthey plc	137,391	5,280,705
Persimmon plc	168,330	2,160,217
Taylor Wimpey plc	6,553,141	6,404,463
Telecity Group plc	353,098	4,848,188
UBM plc	735,458	8,672,395
Weir Group plc (The)	149,650	4,531,499
Whitbread plc	167,892	6,453,029
Wolseley plc	232,625	10,797,128
		133,954,191
TOTAL COMMON STOCKS (Cost $525,394,248)		625,997,509

13

Value
Temporary Cash Investments — 1.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25% - 2.125%, 4/15/14 - 12/31/15, valued at $3,423,477), in a joint trading account at 0.18%, dated 11/30/12, due 12/3/12 (Delivery value $3,354,392)	$3,354,342
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $3,421,946), in a joint trading account at 0.17%, dated 11/30/12, due 12/3/12 (Delivery value $3,354,390)	3,354,342
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $565,610), in a joint trading account at 0.15%, dated 11/30/12, due 12/3/12 (Delivery value $554,295)	554,288
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,262,972)	7,262,972
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $532,657,220)	633,260,481
OTHER ASSETS AND LIABILITIES — 0.2%	1,085,874
TOTAL NET ASSETS — 100.0%	$634,346,355

Market Sector Diversification
(as a % of net assets)
Industrials	21.9%
Materials	15.3%
Consumer Discretionary	15.1%
Information Technology	12.0%
Financials	10.4%
Energy	8.2%
Health Care	6.5%
Consumer Staples	5.1%
Telecommunication Services	4.2%
Cash and Equivalents*	1.3%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2012
Assets
Investment securities, at value (cost of $532,657,220)	$633,260,481
Foreign currency holdings, at value (cost of $32,102)	31,683
Receivable for investments sold	13,284,564
Receivable for capital shares sold	22,942
Dividends and interest receivable	738,750
Other assets	136,256
647,474,676

Liabilities
Payable for investments purchased	11,167,999
Payable for capital shares redeemed	1,175,321
Accrued management fees	784,232
Distribution and service fees payable	769
13,128,321

Net Assets	$634,346,355

Net Assets Consist of:
Capital (par value and paid-in surplus)	$864,356,415
Undistributed net investment income	3,383,141
Accumulated net realized loss	(333,933,862)
Net unrealized appreciation	100,540,661
$634,346,355

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$582,330,799	57,786,095	$10.08
Institutional Class, $0.01 Par Value	$48,793,895	4,781,534	$10.20
A Class, $0.01 Par Value	$2,838,492	289,256	$9.81*
C Class, $0.01 Par Value	$92,697	9,433	$9.83
R Class, $0.01 Par Value	$290,472	29,171	$9.96
*Maximum offering price $10.41 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,114,846)	$12,944,217
Interest	9,484
12,953,701

Expenses:
Management fees	9,896,023
Distribution and service fees:
A Class	7,035
C Class	956
R Class	1,353
Directors’ fees and expenses	23,720
Other expenses	34,043
9,963,130

Net investment income (loss)	2,990,571

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,246,822
Foreign currency transactions	(496,828)
10,749,994

Change in net unrealized appreciation (depreciation) on:
Investments	44,351,099
Translation of assets and liabilities in foreign currencies	6,284
44,357,383

Net realized and unrealized gain (loss)	55,107,377

Net Increase (Decrease) in Net Assets Resulting from Operations	$58,097,948

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2012 AND NOVEMBER 30, 2011
Increase (Decrease) in Net Assets	November 30, 2012	November 30, 2011
Operations
Net investment income (loss)	$2,990,571	$1,621,324
Net realized gain (loss)	10,749,994	47,818,057
Change in net unrealized appreciation (depreciation)	44,357,383	(110,079,679)
Net increase (decrease) in net assets resulting from operations	58,097,948	(60,640,298)

Distributions to Shareholders
From net investment income:
Investor Class	(127,731)	—
Institutional Class	(157,604)	—
Decrease in net assets from distributions	(285,335)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(184,810,428)	(158,780,647)

Redemption Fees
Increase in net assets from redemption fees	14,035	135,065

Net increase (decrease) in net assets	(126,983,780)	(219,285,880)

Net Assets
Beginning of period	761,330,135	980,616,015
End of period	$634,346,355	$761,330,135

Undistributed net investment income	$3,383,141	$190,650

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Discovery Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and

19

exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Prior to November 14, 2011, the redemption fee applied to shares held less than 180 days.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.20% to 1.75% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2012 was 1.49% for the Investor Class, A Class, C Class and R Class and 1.29% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2012 were $1,030,054,198 and $1,206,798,961, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2012		Year ended November 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	1,827,340	$17,168,755	7,072,349	$75,279,226
Issued in reinvestment of distributions	13,080	121,513	—	—
Redeemed	(15,736,044)	(147,750,250)	(24,303,658)	(240,508,259)
	(13,895,624)	(130,459,982)	(17,231,309)	(165,229,033)
Institutional Class/Shares Authorized	70,000,000		70,000,000
Sold	486,509	4,595,111	3,483,268	35,787,791
Issued in reinvestment of distributions	16,519	155,111	—	—
Redeemed	(6,115,536)	(58,743,683)	(2,818,293)	(27,863,390)
	(5,612,508)	(53,993,461)	664,975	7,924,401
A Class/Shares Authorized	10,000,000		10,000,000
Sold	85,362	792,185	91,116	944,432
Redeemed	(149,671)	(1,381,498)	(235,457)	(2,458,608)
	(64,309)	(589,313)	(144,341)	(1,514,176)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	3,359	30,564	11,986	130,918
Redeemed	(3,562)	(32,134)	(10,143)	(92,757)
	(203)	(1,570)	1,843	38,161
R Class/Shares Authorized	10,000,000		10,000,000
Sold	34,192	304,860	—	—
Redeemed	(7,962)	(70,962)	—	—
	26,230	233,898	—	—
Net increase (decrease)	(19,546,414)	$(184,810,428)	(16,708,832)	$(158,780,647)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$16,607,575	$609,389,934	—
Temporary Cash Investments	—	7,262,972	—
Total Value of Investment Securities	$16,607,575	$616,652,906	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$285,335	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of November 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$541,172,711
Gross tax appreciation of investments	$97,249,185
Gross tax depreciation of investments	(5,161,415)
Net tax appreciation (depreciation) of investments	$92,087,770
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(50,361)
Net tax appreciation (depreciation)	$92,037,409
Undistributed ordinary income	$9,617,535
Accumulated short-term capital losses	$(331,665,004)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2016	2017	Unlimited
$(84,373,986)	$(241,484,655)	$(5,806,363)

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$9.22	0.04	0.82	0.86	—(3)	—	—(3)	$10.08	9.23%	1.50%	0.42%	154%	$582,331
2011	$9.88	0.02	(0.68)	(0.66)	—	—	—	$9.22	(6.58)%	1.42%	0.14%	167%	$660,971
2010	$8.55	—(3)	1.35	1.35	(0.02)	—	(0.02)	$9.88	15.80%	1.43%	0.00%(4)	199%	$878,530
2009	$6.26	0.01	2.34	2.35	(0.06)	—	(0.06)	$8.55	38.06%	1.48%	0.13%	207%	$872,865
2008	$18.40	0.06	(8.09)	(8.03)	(0.06)	(4.05)	(4.11)	$6.26	(55.48)%	1.37%	0.51%	175%	$713,764
Institutional Class
2012	$9.34	0.05	0.83	0.88	(0.02)	—	(0.02)	$10.20	9.44%	1.30%	0.62%	154%	$48,794
2011	$9.99	0.03	(0.68)	(0.65)	—	—	—	$9.34	(6.41)%	1.22%	0.34%	167%	$97,063
2010	$8.66	0.02	1.36	1.38	(0.05)	—	(0.05)	$9.99	16.06%	1.23%	0.20%	199%	$97,167
2009	$6.34	0.02	2.37	2.39	(0.07)	—	(0.07)	$8.66	38.32%	1.28%	0.33%	207%	$79,830
2008	$18.59	0.08	(8.18)	(8.10)	(0.10)	(4.05)	(4.15)	$6.34	(55.37)%	1.17%	0.71%	175%	$55,091
A Class(5)
2012	$9.00	0.01	0.80	0.81	—	—	—	$9.81	8.88%	1.75%	0.17%	154%	$2,838
2011	$9.67	(0.02)	(0.65)	(0.67)	—	—	—	$9.00	(6.83)%	1.67%	(0.11)%	167%	$3,182
2010	$8.37	(0.02)	1.32	1.30	—	—	—	$9.67	15.53%	1.68%	(0.25)%	199%	$4,814
2009	$6.13	—(3)	2.29	2.29	(0.05)	—	(0.05)	$8.37	37.71%	1.73%	(0.12)%	207%	$6,342
2008	$18.08	0.06	(7.95)	(7.89)	(0.01)	(4.05)	(4.06)	$6.13	(55.56)%	1.63%	0.25%	175%	$10,622

24

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$9.08	(0.05)	0.80	0.75	—	—	—	$9.83	8.14%	2.50%	(0.58)%	154%	$93
2011	$9.82	(0.07)	(0.67)	(0.74)	—	—	—	$9.08	(7.43)%	2.42%	(0.86)%	167%	$87
2010(6)	$8.50	(0.05)	1.37	1.32	—	—	—	$9.82	15.53%	2.43%(7)	(0.77)%(7)	199%(8)	$77
R Class
2012	$9.15	—(3)	0.81	0.81	—	—	—	$9.96	8.73%	2.00%	(0.08)%	154%	$290
2011	$9.86	(0.04)	(0.67)	(0.71)	—	—	—	$9.15	(7.10)%	1.92%	(0.36)%	167%	$27
2010(6)	$8.50	(0.01)	1.37	1.36	—	—	—	$9.86	16.00%	1.93%(7)	(0.16)%(7)	199%(8)	$29

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.
(4)	Ratio was less than 0.005%.
(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(6)	March 1, 2010 (commencement of sale) through November 30, 2010.
(7)	Annualized.
(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Discovery Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Discovery Fund of American Century World Mutual Funds, Inc., as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 17, 2013

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

31

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November  30, 2012.

For corporate taxpayers, the fund hereby designates $66,603, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2012 as qualified for the corporate dividends received deduction.

For the fiscal year ended November 30, 2012, the fund intends to pass through to shareholders $1,114,130, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2012, the fund earned $13,992,681 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2012 are $0.2225 and $0.0177, respectively.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76977   1301

ANNUAL REPORT                      NOVEMBER 30, 2012

International Opportunities Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2012. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most Major Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions in 2013, 12-month stock and bond returns were generally favorable, particularly for U.S. value stocks and high-yield bonds.

U.S. value stock indices outpaced the S&P 500 Index’s 16.13% return for the period, as did U.S. corporate and municipal high-yield benchmarks. U.S. growth and international index returns were generally lower, but still solid—the MSCI EAFE Index, for example, returned 12.61%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.07% to 1.62% during the period, and the Barclays U.S. Aggregate Bond Index returned 5.51%. Related global bond indices also returned in roughly the mid-single digits.

Bucking the global trend, the U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,

Don Pratt

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Central Bank Action Drove Global Stocks Higher

Despite a backdrop of weaker global economic growth and mounting sovereign debt problems in Europe and the United States, most global stock benchmarks advanced strongly for the 12-month period ended November 30, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on the optimism inspired by unprecedented central bank intervention.

In particular, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks shore up their balance sheets and finance ongoing operations. The ECB also agreed to purchase the sovereign debt of financially strapped member nations that conform to the ECB’s fiscal reform measures. Meanwhile, in response to sluggish economic growth and high unemployment, the U.S. Federal Reserve (the Fed) announced its third—and most aggressive—quantitative easing program to date. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, developed markets outperformed emerging markets for the 12-month period, even as the emerging economies generally enjoyed higher absolute levels of growth, albeit slower growth than in previous periods. Strong stock market performance in Europe and the United States, where central bank stimulus was the greatest, primarily drove the better relative results in the developed markets.

Valuations, Stock Selection Remain Key Factors

Even though economic growth and corporate earnings in aggregate have been slowing, and sovereign debt issues have yet to be resolved, there are some positive factors at work for global equity investors. Stock valuations around the globe appear attractive relative to historical averages. Similarly, equity earnings yields are also compelling when measured against long-term averages and current bond yields. Most important, we believe through our rigorous, bottom-up stock selection process it’s still possible to find individual companies growing earnings, either from a new product launch, market share gains, secular changes, or beneficial acquisitions.

International Equity Total Returns
For the 12 months ended November 30, 2012 (in U.S. dollars)
MSCI EAFE Index	12.61%	MSCI Europe Index	14.07%
MSCI EAFE Growth Index	12.66%	MSCI World Index	13.62%
MSCI EAFE Value Index	12.45%	MSCI Japan Index	3.59%
MSCI Emerging Markets Index	11.35%

4

Performance

Total Returns as of November 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AIOIX	19.40%	-2.98%	14.86%	12.27%	6/1/01
MSCI All Country World ex-U.S. Small Cap Growth Index	—	11.16%	-2.32%	11.59%	7.22%(1)	—
Institutional Class	ACIOX	19.57%	-2.78%	—	15.08%	1/9/03
A Class No sales charge* With sales charge*	AIVOX	19.06% 12.30%	— —	— —	10.06% 7.69%	3/1/10
C Class	AIOCX	18.15%	—	—	9.25%	3/1/10
R Class	AIORX	18.73%	—	—	9.80%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 5/31/01, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.83%	1.63%	2.08%	2.83%	2.33%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Mark Kopinski, Trevor Gurwich, and Indraneel Das

Performance Summary

International Opportunities advanced 19.40%* for the 12 months ended November 30, 2012, compared with its benchmark, the MSCI All Country World ex-U.S. Small Cap Growth Index, which gained 11.16%.

Non-U.S. stocks generally demonstrated robust performance during the 12-month period, even as weak growth and mounting sovereign debt problems weighed on many economies. Unprecedented central bank intervention, particularly the European Central Bank’s commitment to do “whatever it takes” to restore eurozone stability, helped drive stock market optimism. Overall, developed market stocks outpaced their emerging market counterparts, and within the small-cap universe, value stocks outperformed growth stocks for the period.

The portfolio’s outperformance compared with the benchmark primarily was due to favorable stock selection within several sectors, including materials, industrials, energy, financials, and information technology. Stock selection was slightly negative only in the telecommunication services sector. Overall, our sector allocations contributed positively to relative performance, particularly an underweight position in materials and energy and an overweight position in information technology. On a regional basis, exposure in the United Kingdom, Canada and Israel contributed favorably to relative results, while positions in Japan, Taiwan, and Mexico detracted from performance.

Construction Equipment Rental Company was a Top Contributor

An overweight position in the United Kingdom’s Ashtead Group was among the leading contributors to portfolio performance for the 12-month period. The construction equipment rental company benefitted overall from the recovering U.S. housing market and from its United Kingdom- and United States-based customers preferring to lease rather than buy equipment in the challenging economic climate. In addition, the company reported strong quarterly results for the period ended in July. Specifically, the company reported an 82% jump in pre-tax profit, a 21% gain in revenues, and a more robust full-year outlook.

An overweight position in another United Kingdom-based company, Aberdeen Asset Management, also was among the top contributors to the portfolio’s relative performance. The institutional asset manager reported higher profits and growing assets under management during the period. In particular, the company has realized strong equity flows into its high margin strategies, including emerging markets and global, and appears well positioned for growth in its core strategies.

An overweight position in Israel’s Mellanox Technologies, a manufacturer of semiconductors and software that link servers with data storage systems, also was among the portfolio’s top contributors. In addition to reporting strong revenues and earnings during the period, the company remains the beneficiary of a mass transition to cloud-based technology, with products that facilitate data transmission in server warehouses.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Internet Media Company Detracted from Results

A position in Japan-based CyberAgent was among the top performance detractors for the 12-month period. Shares of the Internet media and smartphone application developer declined after an analyst cut the company’s price target to reflect higher costs and a temporary slowdown in fees. We exited the position.

A position in Japan-based Sanrio, a maker of children’s toys and accessories, including the Hello Kitty line, also was a leading detractor to portfolio performance. The company, which operates in the specialty retail industry of the consumer discretionary sector, faced challenging economic conditions at home, as Japan remained on the verge of recession. We exited the portfolio’s position in the company.

Mando, a South Korea-based parts supplier to automakers, also was among the portfolio’s largest individual detractors. The stock tumbled early in the period, as South Korean officials acknowledged the lackluster European economy hindered the country’s growth rate. Yet, the Bank of Korea refrained from lowering its key lending rate, citing inflationary concerns. We subsequently exited the position.

Outlook

While we remain concerned about macroeconomic uncertainty, we continue to seek individual companies demonstrating quality earnings growth trends and the ability to outperform their peers. We will continue to look for opportunities to take advantage of several prevailing global themes, such as the proliferation of smartphones, continued capital spending on deep-water oil and gas projects, and increased demand for security as digital transactions grow. We will continue to seek small-capitalization companies located around the world (excluding the United States) offering promising growth characteristics.

8

Fund Characteristics

NOVEMBER 30, 2012
Top Ten Holdings	% of net assets
Ashtead Group plc	2.7%
Bellway plc	2.0%
Telecity Group plc	1.9%
Banca Generali SpA	1.9%
Techtronic Industries Co.	1.9%
Wirecard AG	1.8%
Spectris plc	1.6%
Fred Olsen Energy ASA	1.6%
Christian Hansen Holding A/S	1.6%
Petroleum Geo-Services ASA	1.6%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	96.7%
Exchange-Traded Funds	1.2%
Rights	—*
Total Equity Exposure	97.9%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.5%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United Kingdom	20.8%
Japan	13.4%
Germany	6.6%
Canada	4.4%
China	4.4%
Taiwan	4.3%
France	4.1%
South Korea	3.9%
Australia	3.8%
Norway	3.7%
Denmark	3.5%
Brazil	3.5%
Hong Kong	2.8%
India	2.7%
Italy	2.3%
Other Countries	13.7%
Cash and Equivalents*	2.1%
*Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period(1) 6/1/12 – 11/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,172.40	$10.10	1.86%
Institutional Class	$1,000	$1,174.30	$9.02	1.66%
A Class	$1,000	$1,171.10	$11.45	2.11%
C Class	$1,000	$1,165.80	$15.49	2.86%
R Class	$1,000	$1,167.80	$12.79	2.36%
Hypothetical
Investor Class	$1,000	$1,015.70	$9.37	1.86%
Institutional Class	$1,000	$1,016.70	$8.37	1.66%
A Class	$1,000	$1,014.45	$10.63	2.11%
C Class	$1,000	$1,010.70	$14.38	2.86%
R Class	$1,000	$1,013.20	$11.88	2.36%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2012

	Shares	Value
Common Stocks — 96.7%
AUSTRALIA — 3.8%
Atlas Iron Ltd.	287,268	$ 415,213
carsales.com Ltd.	81,008	649,266
Flight Centre Ltd.	52,672	1,484,149
McMillan Shakespeare Ltd.	38,415	533,195
Regis Resources Ltd.(1)	137,915	784,408
		3,866,231
BRAZIL — 3.5%
Brazil Pharma SA	170,000	1,054,146
Estacio Participacoes SA	61,600	1,128,622
Mills Estruturas e Servicos de Engenharia SA	73,300	1,078,849
QGEP Participacoes SA	41,700	259,357
		3,520,974
CAMBODIA — 0.6%
NagaCorp Ltd.	912,000	574,251
CANADA — 4.4%
Africa Oil Corp.(1)	44,138	353,246
Canadian Western Bank	32,618	955,538
Detour Gold Corp.(1)	26,396	653,689
Dollarama, Inc.	18,041	1,152,365
Norbord, Inc.(1)	22,383	547,773
West Fraser Timber Co. Ltd.	12,340	865,483
		4,528,094
CHINA — 4.4%
Anton Oilfield Services Group	1,388,000	560,558
China Everbright International Ltd.	1,047,000	498,494
China Overseas Grand Oceans Group Ltd.	1,120,750	1,207,487
KWG Property Holding Ltd.	1,627,000	1,173,509
Sino Biopharmaceutical	1,164,000	560,208
Vinda International Holdings Ltd.	319,000	444,530
		4,444,786
DENMARK — 3.5%
Christian Hansen Holding A/S	49,691	1,608,636
Pandora A/S	69,855	1,501,512
Rockwool International A/S B Shares	4,779	502,785
		3,612,933
FINLAND — 0.9%
Huhtamaki Oyj	58,840	956,555
FRANCE — 4.1%
Altran Technologies SA(1)	135,347	904,244
Eurofins Scientific	6,936	1,067,139
Ingenico	15,667	833,979
Rubis SCA	12,793	797,623
Teleperformance SA	15,180	528,306
		4,131,291
GERMANY — 6.6%
Duerr AG	6,614	551,378
Gerry Weber International AG	23,897	1,130,819
Gildemeister AG	31,766	611,437
GSW Immobilien AG	12,683	537,568
KUKA AG(1)	15,461	525,216
Symrise AG	21,706	755,852
TAG Immobilien AG	65,186	788,433
Wirecard AG	73,117	1,796,295
		6,696,998
HONG KONG — 2.8%
Emperor Watch & Jewellery Ltd.	2,159,867	259,178
Man Wah Holdings Ltd.	842,000	661,632
Techtronic Industries Co.	959,000	1,888,253
		2,809,063
INDIA — 2.7%
Apollo Hospitals Enterprise Ltd.	35,041	527,596
Ashok Leyland Ltd.	1,073,737	560,605
Mahindra & Mahindra Financial Services Ltd.	30,617	562,977
McLeod Russel India Ltd.	80,921	522,539
Wockhardt Ltd.(1)	20,129	592,880
		2,766,597
INDONESIA — 1.5%
PT Erajaya Swasembada Tbk(1)	1,889,500	566,249
PT Jasa Marga	800,000	475,322
PT Mitra Adiperkasa Tbk	702,000	519,539
		1,561,110
ISRAEL — 0.7%
Mellanox Technologies Ltd.(1)	9,173	668,528
ITALY — 2.3%
Banca Generali SpA	117,675	1,905,377
Salvatore Ferragamo Italia SpA	21,604	483,551
		2,388,928

12

Shares	Value
JAPAN — 13.4%
Aeon Credit Service Co. Ltd.	36,500	$ 713,307
Aica Kogyo Co. Ltd.	36,500	626,967
Anritsu Corp.	38,000	488,166
Calbee, Inc.	11,100	906,205
FP Corp.	7,700	534,288
H2O Retailing Corp.	54,000	514,223
Japan Aviation Electronics Industry Ltd.	62,000	512,938
Jin Co. Ltd.	22,000	854,006
Kansai Paint Co. Ltd.	61,000	651,180
M3, Inc.	262	482,778
MISUMI Group, Inc.	8,000	210,590
MonotaRO Co. Ltd.	28,540	832,640
Nihon Kohden Corp.	23,700	777,685
Pigeon Corp.	10,800	486,056
Sanwa Holdings Corp.	202,000	815,988
Seria Co. Ltd.	38,600	667,253
Seven Bank Ltd.	253,400	660,897
Ship Healthcare Holdings, Inc.	23,700	737,723
Tatsuta Electric Wire and Cable Co. Ltd.	61,000	588,282
Tokyu Livable, Inc.	22,600	319,939
Toshiba Plant Systems & Services Corp.	54,000	720,568
United Arrows Ltd.	19,100	490,504
		13,592,183
MEXICO — 0.6%
Compartamos SAB de CV	432,500	653,092
NETHERLANDS — 1.4%
Brunel International NV	10,910	499,453
InterXion Holding NV(1)	40,783	885,399
		1,384,852
NEW ZEALAND — 0.5%
Trade Me Ltd.	149,645	518,432
NORWAY — 3.7%
Det Norske Oljeselskap ASA(1)	36,244	521,478
Fred Olsen Energy ASA	36,899	1,629,837
Petroleum Geo-Services ASA	95,883	1,607,233
		3,758,548
PHILIPPINES — 0.5%
Universal Robina Corp.	300,900	566,625
SINGAPORE — 1.8%
Ezion Holdings Ltd.	896,000	1,060,724
OSIM International Ltd.	545,000	776,913
		1,837,637
SOUTH KOREA — 3.9%
Cosmax, Inc.	11,695	507,069
Kolao Holdings	36,650	665,071
Partron Co. Ltd.	29,057	509,843
Soulbrain Co. Ltd.	24,772	1,107,231
Sung Kwang Bend Co. Ltd.	50,178	1,160,788
		3,950,002
SWEDEN — 0.8%
AarhusKarlshamn AB	19,850	804,042
SWITZERLAND — 1.7%
AMS AG	10,867	1,175,001
Kaba Holding AG	1,429	582,117
		1,757,118
TAIWAN — 4.3%
Chicony Electronics Co. Ltd.	327,000	766,459
Chipbond Technology Corp.	666,000	1,290,556
Ginko International Co. Ltd.	121,425	1,521,260
Radiant Opto-Electronics Corp.	173,800	786,628
		4,364,903
THAILAND — 1.0%
Asian Property Development PCL	1,918,400	553,204
Home Product Center PCL	1,261,760	468,689
		1,021,893
TURKEY — 0.5%
Bizim Toptan Satis Magazalari AS	34,621	503,761
UNITED KINGDOM — 20.8%
Aberdeen Asset Management plc	238,729	1,292,782
Anite plc	230,633	515,834
Ashtead Group plc	442,303	2,715,493
ASOS plc(1)	13,401	531,608
AZ Electronic Materials SA	123,881	729,003
Barratt Developments plc(1)	250,361	782,577
Bellway plc	129,388	2,067,808
Bodycote plc	86,931	574,655
Croda International plc	11,464	437,320
Elementis plc	120,015	426,866
EnQuest plc(1)	280,574	512,455
Filtrona plc	62,367	586,039
Great Portland Estates plc	134,105	1,010,900
Howden Joinery Group plc	249,730	671,376
John Wood Group plc	105,425	1,312,405
Lancashire Holdings Ltd.	75,175	959,318
Rotork plc	16,998	675,387
Spectris plc	53,700	1,654,463

13

Shares	Value
Spirax-Sarco Engineering plc	14,788	$ 517,210
Telecity Group plc	142,119	1,951,355
UBM plc	99,993	1,179,100
		21,103,954
TOTAL COMMON STOCKS (Cost $79,792,767)		98,343,381
Exchange-Traded Funds — 1.2%
Market Vectors Junior Gold Miners ETF (Cost $1,304,737)	57,719	1,244,422
Rights†
GERMANY†
TAG Immobilien AG(1) (Cost $—)	65,186	—
Temporary Cash Investments — 1.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25% – 2.125%, 4/15/14 – 12/31/15, valued at $753,512), in a joint trading account at 0.18%, dated 11/30/12, due 12/3/12 (Delivery value $738,306)		738,295
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $753,175), in a joint trading account at 0.17%, dated 11/30/12, due 12/3/12 (Delivery value $738,305)		738,295
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $124,491), in a joint trading account at 0.15%, dated 11/30/12, due 12/3/12 (Delivery value $122,001)		121,999
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,598,589)		1,598,589
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $82,696,093)		101,186,392
OTHER ASSETS AND LIABILITIES — 0.5%		466,614
TOTAL NET ASSETS — 100.0%		$101,653,006

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	20.8%
Industrials	16.1%
Information Technology	15.6%
Financials	13.0%
Materials	12.0%
Energy	7.8%
Health Care	6.2%
Consumer Staples	5.6%
Utilities	0.8%
Cash and Equivalents*	2.1%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ETF = Exchange-Traded Fund
† Category is less than 0.05% of total net assets.
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2012
Assets
Investment securities, at value (cost of $82,696,093)	$101,186,392
Foreign currency holdings, at value (cost of $134,768)	137,340
Receivable for investments sold	1,852,216
Receivable for capital shares sold	37,668
Dividends and interest receivable	192,635
Other assets	44,705
103,450,956

Liabilities
Payable for investments purchased	1,504,344
Payable for capital shares redeemed	94,789
Accrued management fees	150,532
Distribution and service fees payable	550
Accrued foreign taxes	47,735
1,797,950

Net Assets	$101,653,006

Net Assets Consist of:
Capital (par value and paid-in surplus)	$106,970,037
Undistributed net investment income	115,564
Accumulated net realized loss	(23,867,072)
Net unrealized appreciation	18,434,477
$101,653,006

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$99,445,335	13,923,494	$7.14
Institutional Class, $0.01 Par Value	$44,800	6,214	$7.21
A Class, $0.01 Par Value	$1,931,073	271,097	$7.12*
C Class, $0.01 Par Value	$122,519	17,413	$7.04
R Class, $0.01 Par Value	$109,279	15,382	$7.10
*Maximum offering price $7.55 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $129,740)	$1,697,643
Interest	1,093
1,698,736

Expenses:
Management fees	1,727,064
Distribution and service fees:
A Class	8,878
C Class	1,143
R Class	587
Directors’ fees and expenses	3,308
Other expenses	3,380
1,744,360

Net investment income (loss)	(45,624)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,597,517
Foreign currency transactions	(83,298)
2,514,219

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(47,735))	14,123,624
Translation of assets and liabilities in foreign currencies	(8,925)
14,114,699

Net realized and unrealized gain (loss)	16,628,918

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,583,294

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2012 AND NOVEMBER 30, 2011
Increase (Decrease) in Net Assets	November 30, 2012	November 30, 2011
Operations
Net investment income (loss)	$(45,624)	$(181,257)
Net realized gain (loss)	2,514,219	7,817,186
Change in net unrealized appreciation (depreciation)	14,114,699	(12,014,877)
Net increase (decrease) in net assets resulting from operations	16,583,294	(4,378,948)

Distributions to Shareholders
From net investment income:
Investor Class	—	(419,841)
Institutional Class	—	(244)
A Class	—	(287)
Decrease in net assets from distributions	—	(420,372)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(9,996,725)	(3,147,447)

Redemption Fees
Increase in net assets from redemption fees	10,012	37,354

Net increase (decrease) in net assets	6,596,581	(7,909,413)

Net Assets
Beginning of period	95,056,425	102,965,838
End of period	$101,653,006	$95,056,425

Accumulated undistributed net investment income (loss)	$115,564	$(337,494)

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are small-sized at the time of purchase and are located in foreign developed countries or emerging market countries.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Prior to November 14, 2011, the redemption fee applied to shares held less than 180 days.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.40% to 2.00% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2012 was 1.86% for the Investor Class, A Class, C Class and R Class and 1.66% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2012 were $117,188,642 and $128,654,102, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2012		Year ended November 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	2,109,432	$14,203,067	2,482,073	$16,630,637
Issued in reinvestment of distributions	—	—	59,420	408,211
Redeemed	(3,181,158)	(20,189,831)	(3,876,170)	(25,431,961)
	(1,071,726)	(5,986,764)	(1,334,677)	(8,393,113)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Issued in reinvestment of distributions	—	—	35	244
A Class/Shares Authorized	10,000,000		10,000,000
Sold	1,026,155	6,432,614	966,727	5,889,154
Issued in reinvestment of distributions	—	—	41	283
Redeemed	(1,615,573)	(10,475,816)	(120,894)	(739,192)
	(589,418)	(4,043,202)	845,874	5,150,245
C Class/Shares Authorized	10,000,000		10,000,000
Sold	7,856	49,388	22,245	150,515
Redeemed	(7,789)	(47,347)	(11,890)	(69,692)
	67	2,041	10,355	80,823
R Class/Shares Authorized	10,000,000		10,000,000
Sold	11,475	75,424	7,603	54,226
Redeemed	(6,319)	(44,224)	(5,528)	(39,872)
	5,156	31,200	2,075	14,354
Net increase (decrease)	(1,655,921)	$(9,996,725)	(476,338)	$(3,147,447)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$1,553,927	$96,789,454	—
Exchange-Traded Funds	1,244,422	—	—
Rights	—	—	—
Temporary Cash Investments	—	1,598,589	—
Total Value of Investment Securities	$2,798,349	$98,388,043	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	—	$420,372
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of November 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$83,954,597
Gross tax appreciation of investments	$17,901,174
Gross tax depreciation of investments	(669,379)
Net tax appreciation (depreciation) of investments	$17,231,795
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$ (55,027)
Net tax appreciation (depreciation)	$17,176,768
Undistributed ordinary income	$1,145,079
Accumulated short-term capital losses	$(23,638,878)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(11,863,521) and $(11,775,357) expire in 2016 and 2017, respectively.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$5.98	—(3)	1.16	1.16	—	—	—	$7.14	19.40%	1.87%	(0.04)%	127%	$99,445
2011	$6.29	(0.01)	(0.27)	(0.28)	(0.03)	—	(0.03)	$5.98	(4.57)%	1.83%	(0.17)%	146%	$89,708
2010	$5.49	(0.03)	0.94	0.91	(0.11)	—	(0.11)	$6.29	16.72%	1.89%	(0.52)%	209%	$102,739
2009	$3.70	(0.02)	1.81	1.79	—	—	—	$5.49	48.38%	1.95%	(0.52)%	244%	$92,968
2008	$11.37	0.05	(5.06)	(5.01)	(0.05)	(2.61)	(2.66)	$3.70	(56.46)%	1.87%	0.72%	206%	$65,541
Institutional Class
2012	$6.03	0.01	1.17	1.18	—	—	—	$7.21	19.57%	1.67%	0.16%	127%	$45
2011	$6.34	—(3)	(0.27)	(0.27)	(0.04)	—	(0.04)	$6.03	(4.35)%	1.63%	0.03%	146%	$37
2010	$5.54	(0.02)	0.95	0.93	(0.13)	—	(0.13)	$6.34	17.04%	1.69%	(0.32)%	209%	$39
2009	$3.72	(0.04)	1.86	1.82	—	—	—	$5.54	48.92%	1.75%	(0.32)%	244%	$33
2008	$11.44	0.07	(5.10)	(5.03)	(0.08)	(2.61)	(2.69)	$3.72	(56.44)%	1.67%	0.92%	206%	$1,245
A Class
2012	$5.98	(0.04)	1.18	1.14	—	—	—	$7.12	19.06%	2.12%	(0.29)%	127%	$1,931
2011	$6.29	(0.04)	(0.26)	(0.30)	(0.01)	—	(0.01)	$5.98	(4.81)%	2.10%	(0.44)%	146%	$5,147
2010(4)	$5.51	(0.02)	0.84	0.82	(0.04)	—	(0.04)	$6.29	14.87%	2.14%(5)	(0.45)%(5)	209%(6)	$92

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$5.95	(0.06)	1.15	1.09	—	—	—	$7.04	18.15%	2.87%	(1.04)%	127%	$123
2011	$6.30	(0.06)	(0.29)	(0.35)	—	—	—	$5.95	(5.56)%	2.83%	(1.17)%	146%	$103
2010(4)	$5.51	(0.05)	0.84	0.79	—	—	—	$6.30	14.34%	2.89%(5)	(1.19)%(5)	209%(6)	$44
R Class
2012	$5.98	(0.03)	1.15	1.12	—	—	—	$7.10	18.73%	2.37%	(0.54)%	127%	$109
2011	$6.30	(0.04)	(0.28)	(0.32)	—	—	—	$5.98	(5.08)%	2.33%	(0.67)%	146%	$61
2010(4)	$5.51	(0.03)	0.84	0.81	(0.02)	—	(0.02)	$6.30	14.77%	2.39%(5)	(0.69)%(5)	209%(6)	$51

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.
(4)	March 1, 2010 (commencement of sale) through November 30, 2010.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Fund of American Century World Mutual Funds, Inc., as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 17, 2013

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The •, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

31

The Directors also review detailed performance information during the management agreement •process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board •the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76978   1301

ANNUAL REPORT        NOVEMBER 30, 2012

NT International Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Approval of Management Agreement	27
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2012. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most Major Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions in 2013, 12-month stock and bond returns were generally favorable, particularly for U.S. value stocks and high-yield bonds.

U.S. value stock indices outpaced the S&P 500 Index’s 16.13% return for the period, as did U.S. corporate and municipal high-yield benchmarks. U.S. growth and international index returns were generally lower, but still solid—the MSCI EAFE Index, for example, returned 12.61%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.07% to 1.62% during the period, and the Barclays U.S. Aggregate Bond Index returned 5.51%. Related global bond indices also returned in roughly the mid-single digits.

Bucking the global trend, the U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,

Don Pratt

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Central Bank Action Drove Global Stocks Higher

Despite a backdrop of weaker global economic growth and mounting sovereign debt problems in Europe and the United States, most global stock benchmarks advanced strongly for the 12-month period ended November 30, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on the optimism inspired by unprecedented central bank intervention.

In particular, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks shore up their balance sheets and finance ongoing operations. The ECB also agreed to purchase the sovereign debt of financially strapped member nations that conform to the ECB’s fiscal reform measures. Meanwhile, in response to sluggish economic growth and high unemployment, the U.S. Federal Reserve (the Fed) announced its third—and most aggressive—quantitative easing program to date. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, developed markets outperformed emerging markets for the 12-month period, even as the emerging economies generally enjoyed higher absolute levels of growth, albeit slower growth than in previous periods. Strong stock market performance in Europe and the United States, where central bank stimulus was the greatest, primarily drove the better relative results in the developed markets.

Valuations, Stock Selection Remain Key Factors

Even though economic growth and corporate earnings in aggregate have been slowing, and sovereign debt issues have yet to be resolved, there are some positive factors at work for global equity investors. Stock valuations around the globe appear attractive relative to historical averages. Similarly, equity earnings yields are also compelling when measured against long-term averages and current bond yields. Most important, we believe through our rigorous, bottom-up stock selection process it’s still possible to find individual companies growing earnings, either from a new product launch, market share gains, secular changes, or beneficial acquisitions.

International Equity Total Returns
For the 12 months ended November 30, 2012 (in U.S. dollars)
MSCI EAFE Index	12.61%	MSCI Europe Index	14.07%
MSCI EAFE Growth Index	12.66%	MSCI World Index	13.62%
MSCI EAFE Value Index	12.45%	MSCI Japan Index	3.59%
MSCI Emerging Markets Index	11.35%

4

Performance

Total Returns as of November 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLNX	15.13%	-3.22%	1.22%	5/12/06
MSCI EAFE Index	—	12.61%	-4.73%	-0.25%(1)	—
MSCI EAFE Growth Index	—	12.66%	-3.96%	0.65%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 1.12%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

NT International Growth advanced 15.13% for the 12 months ended November 30, 2012, compared with its benchmark, the MSCI EAFE Index, which gained 12.61%.

Developed non-U.S. stocks generally demonstrated robust performance during the 12-month period, even as weak growth and mounting sovereign debt problems weighed on many economies. Unprecedented central bank intervention, particularly the European Central Bank’s commitment to do “whatever it takes” to restore eurozone stability, helped drive stock market optimism. Within the developed markets, there was little difference in results between growth and value stocks and large- and small-cap stocks.

Overall, stock selection, particularly in the materials, industrials, and energy sectors, drove the portfolio’s outperformance relative to the benchmark. Our sector allocations, including an overweight position in the consumer discretionary sector and an underweight position in energy, also had an overall positive influence on the portfolio’s relative performance. Lagging sectors included consumer staples, where stock selection hurt, and financials, where an underweight position offset a strong contribution from stock selection.

From a regional perspective, stock selection in Spain, Japan, and France, along with underweight positions in Spain and Japan and an overweight in France, contributed favorably to the portfolio’s relative performance. At the opposite end of the spectrum, positions in China, along with stock selection in Australia and an overweight position in Canada, detracted from relative performance.

Plasma Company Was a Top Contributor

Grifols, a Spain-based blood plasma processor, was a leading contributor to the portfolio’s relative performance. In addition to reporting strong results throughout the period and benefitting from an improvement in pricing for its blood plasma products, the company announced it was expanding its North American operations via the purchase of three plasma donation centers in the U.S. The stock also received a lift from the release of preliminary research findings that plasma-based drugs could help in the treatment of Alzheimer’s disease.

In addition, a position in South Korea’s Samsung Electronics drove results in the information technology sector and was among the portfolio’s top contributors to performance. Stock in the electronics manufacturer advanced on market share gains in the competitive global smartphone market, with sales of the Galaxy SIII boosting results.

In the top-performing industrials sector, an overweight position in Wolseley, a United Kingdom-based distributor of plumbing and heating products, was a leading contributor to performance. Investors reacted favorably to the company’s favorable revenue, earnings, and profits statements issued throughout the period. In particular, the company cited improving industrial and residential activity in North America as offsetting weak European markets.

6

Wireless Company Detracted from Results

Among the portfolio’s leading performance detractors for the period was China Unicom, a wireless telecommunication services provider. Shares declined early in the period after China Telecom earned the right to sell Apple’s iPhones in China, stripping China Unicom of its exclusive deal. In addition, rising price competition hurt China Unicom’s stock price, while China Mobile, the largest operator, said it would accelerate the launch of its 4G service, compromising the growth of China Unicom.

Another prominent China-based detractor included a position in Baidu, an Internet search provider. Late in the period, the company forecast its fourth-quarter revenue growth would slow to its weakest level in three years, which was below analysts’ expectations. In addition, reluctance from advertisers to purchase space on the company’s search pages for mobile phones, a slowdown in search revenue, and an analyst downgrade weighed on the company’s shares.

An overweight position in Rakuten, a Japan-based electronic commerce and Internet company, also was among the portfolio’s largest detractors. The company reported disappointing results during the third quarter of 2012 due to higher costs stemming from the company’s rapid expansion overseas. Nevertheless, we believe underlying fundamentals support our thesis that e-commerce will continue to grow, and Rakuten remains well positioned in this industry.

Outlook

While markets generally reacted favorably to central bank actions during the period, the ultimate impact is unclear without substantial political progress on fiscal issues. At period-end, we believed austerity measures in Europe and slowing global economic growth were likely to weigh on stocks in the medium term. Accordingly, we favor investment opportunities that we believe are less dependent on macro events and more reliant on secular changes where new technologies or company specific restructurings can drive earnings growth. We will continue to focus on finding companies located in developed countries around the world (excluding the United States) that we believe have sustainable growth characteristics and promising long-term outlooks.

7

Fund Characteristics

NOVEMBER 30, 2012
Top Ten Holdings	% of net assets
Roche Holding AG	2.2%
Sanofi	2.2%
Nestle SA	2.2%
Syngenta AG	1.8%
Unilever plc	1.7%
Muenchener Rueckversicherungs AG	1.7%
BHP Billiton Ltd.	1.7%
Toyota Motor Corp.	1.6%
Samsung Electronics Co. Ltd.	1.6%
Rio Tinto plc	1.6%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	100.7%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	(1.8)%

Investments by Country	% of net assets
United Kingdom	17.0%
France	12.9%
Japan	12.1%
Switzerland	8.6%
Germany	8.0%
Australia	5.3%
Italy	4.2%
Sweden	3.4%
Denmark	2.8%
Spain	2.8%
Norway	2.6%
Belgium	2.2%
Netherlands	2.1%
China	2.0%
Other Countries	14.7%
Cash and Equivalents*	(0.7)%
*Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee.  If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period(1) 6/1/12 – 11/30/12	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,179.10	$5.77	1.06%
Hypothetical
Institutional Class	$1,000	$1,019.70	$5.35	1.06%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

NOVEMBER 30, 2012

	Shares	Value
Common Stocks — 100.7%
AUSTRALIA — 5.3%
BHP Billiton Ltd.	229,559	$ 8,238,732
Coca-Cola Amatil Ltd.	222,606	3,191,960
Commonwealth Bank of Australia	67,575	4,209,413
CSL Ltd.	56,353	3,040,475
James Hardie Industries SE	459,760	4,361,430
Treasury Wine Estates Ltd.	559,225	2,935,543
		25,977,553
AUSTRIA — 0.1%
Erste Group Bank AG(1)	9,654	283,943
BELGIUM — 2.2%
Anheuser-Busch InBev NV	74,445	6,524,666
Umicore SA	75,865	3,941,225
		10,465,891
BRAZIL — 0.5%
BR Malls Participacoes SA	183,200	2,353,444
CANADA — 1.4%
Bank of Nova Scotia	46,195	2,604,238
Canadian Pacific Railway Ltd.	45,058	4,204,839
		6,809,077
CHINA — 2.0%
Baidu, Inc. ADR(1)	13,050	1,256,845
Brilliance China Automotive Holdings Ltd.(1)	2,088,000	2,540,559
China Communications Construction Co. Ltd. H Shares	1,784,000	1,625,125
China Unicom Ltd. ADR	87,289	1,355,598
Tencent Holdings Ltd.	89,300	2,917,442
		9,695,569
DENMARK — 2.8%
Christian Hansen Holding A/S	122,590	3,968,580
Coloplast A/S B Shares	8,486	1,980,851
Novo Nordisk A/S B Shares	48,010	7,624,620
		13,574,051
FINLAND — 0.6%
Kone Oyj	40,521	3,035,498
FRANCE — 12.9%
Air Liquide SA	14,853	1,814,067
BNP Paribas SA	115,635	6,458,464
Carrefour SA	113,238	2,795,954
Cie Generale d’Optique Essilor International SA	32,750	3,162,533
Dassault Systemes SA	23,957	2,710,685
Gemalto NV	36,824	3,385,928
L’Oreal SA	14,454	1,961,588
LVMH Moet Hennessy Louis Vuitton SA	22,699	3,982,410
Pernod-Ricard SA	58,509	6,624,737
Publicis Groupe SA	33,100	1,872,383
Sanofi	120,796	10,786,577
Schneider Electric SA	52,010	3,655,355
SES SA	181,736	5,140,762
Technip SA	46,833	5,440,365
Zodiac Aerospace	29,244	3,267,061
		63,058,869
GERMANY — 8.0%
adidas AG	30,037	2,641,551
BASF SE	60,582	5,428,629
Continental AG	22,832	2,526,974
HeidelbergCement AG	22,111	1,201,590
Henkel AG & Co. KGaA Preference Shares	23,664	1,977,373
Kabel Deutschland Holding AG	73,642	5,325,099
Muenchener Rueckversicherungs AG	48,471	8,273,868
SAP AG	67,497	5,270,508
Volkswagen AG Preference Shares	29,022	6,282,586
		38,928,178
HONG KONG — 1.6%
AIA Group Ltd.	684,100	2,661,301
Link Real Estate Investment Trust (The)	624,607	3,388,909
Sands China Ltd.	431,600	1,840,518
		7,890,728
INDIA — 0.5%
HDFC Bank Ltd. ADR	58,701	2,472,486
INDONESIA — 0.9%
PT Bank Mandiri (Persero) Tbk	4,987,250	4,288,822
IRELAND — 0.6%
Ryanair Holdings plc ADR	87,240	3,003,673
ITALY — 4.2%
ENI SpA	278,990	6,596,443
Luxottica Group SpA	71,719	2,942,801
Prada SpA	614,400	5,073,624
Saipem SpA	130,434	5,806,642
		20,419,510

11

Shares	Value
JAPAN — 12.1%
Daikin Industries Ltd.	55,700	$ 1,751,373
Daito Trust Construction Co. Ltd.	40,000	3,876,994
FANUC Corp.	17,800	3,001,395
Fast Retailing Co. Ltd.	9,900	2,248,171
Hitachi Ltd.	590,000	3,406,805
KDDI Corp.	46,636	3,450,956
Kubota Corp.	463,000	4,914,478
Lawson, Inc.	54,500	3,689,088
Mitsubishi Corp.	199,400	3,775,865
Mitsubishi Estate Co. Ltd.	239,000	4,606,915
Mitsubishi Heavy Industries Ltd.	498,000	2,313,750
ORIX Corp.	50,850	5,101,347
Rakuten, Inc.	354,027	2,984,761
Sysmex Corp.	42,300	1,911,415
Toyota Motor Corp.	185,700	7,963,238
Unicharm Corp.	74,900	3,825,183
		58,821,734
NETHERLANDS — 2.1%
ASML Holding NV	77,062	4,814,715
Koninklijke Vopak NV	76,432	5,647,124
		10,461,839
NORWAY — 2.6%
Petroleum Geo-Services ASA	174,061	2,917,687
Statoil ASA	247,718	6,056,889
Telenor ASA	186,228	3,780,812
		12,755,388
PERU — 0.7%
Credicorp Ltd.	23,575	3,298,143
PORTUGAL — 0.4%
Jeronimo Martins SGPS SA	106,147	1,980,321
RUSSIA — 1.5%
Magnit OJSC GDR	146,376	5,164,145
Sberbank of Russia	800,092	2,352,271
		7,516,416
SINGAPORE — 0.7%
DBS Group Holdings Ltd.	296,000	3,504,178
SOUTH KOREA — 1.7%
Hyundai Motor Co.	2,794	581,841
Samsung Electronics Co. Ltd.	6,024	7,821,715
		8,403,556
SPAIN — 2.8%
Banco Bilbao Vizcaya Argentaria SA	264,125	2,241,046
Grifols SA(1)	206,023	6,590,067
Inditex SA	34,180	4,685,328
		13,516,441
SWEDEN — 3.4%
Atlas Copco AB A Shares	71,701	1,847,122
Electrolux AB	101,371	2,652,602
Elekta AB B Shares	66,015	954,007
SKF AB B Shares	83,124	1,998,969
Svenska Cellulosa AB B Shares	85,681	1,734,650
Swedbank AB A Shares	207,395	3,830,979
Volvo AB B Shares	240,867	3,412,073
		16,430,402
SWITZERLAND — 8.6%
Adecco SA	75,997	3,755,155
Cie Financiere Richemont SA	40,265	3,104,494
Nestle SA	160,402	10,497,876
Roche Holding AG	55,693	10,961,911
Syngenta AG	21,712	8,704,012
UBS AG	162,898	2,548,852
Zurich Financial Services AG	10,008	2,554,108
		42,126,408
TAIWAN — 1.5%
Hon Hai Precision Industry Co. Ltd.	824,900	2,646,131
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	259,533	4,482,135
		7,128,266
THAILAND — 1.3%
CP ALL PCL	1,264,600	1,627,622
Kasikornbank PCL NVDR	807,000	4,917,204
		6,544,826
TURKEY — 0.7%
Turkiye Garanti Bankasi AS	690,451	3,276,730
UNITED KINGDOM — 17.0%
Aggreko plc	98,096	3,507,913
Antofagasta plc	195,463	4,033,516
ARM Holdings plc	444,785	5,515,622
BG Group plc	215,122	3,687,839
Burberry Group plc	106,748	2,201,110
Capita Group plc (The)	334,911	4,091,406
Carnival plc	69,602	2,815,701
Compass Group plc	151,855	1,754,154
Experian plc	178,820	2,970,970
HSBC Holdings plc (Hong Kong)	482,276	4,900,420

12

Shares	Value
Intertek Group plc	93,228	$ 4,615,388
Lloyds Banking Group plc(1)	8,368,727	6,234,032
Petrofac Ltd.	77,319	2,016,712
Rio Tinto plc	156,750	7,768,927
Rolls-Royce Holdings plc	186,495	2,660,753
Rolls-Royce Holdings plcPreference Shares	14,173,620	22,708
Standard Chartered plc	183,561	4,279,044
Telecity Group plc	173,647	2,384,248
Unilever plc	221,367	8,522,559
Whitbread plc	129,115	4,962,612
Wolseley plc	90,853	4,216,879
		83,162,513
TOTAL COMMON STOCKS (Cost $408,632,317)		491,184,453
Temporary Cash Investments — 1.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25% - 2.125%, 4/15/14 - 12/31/15, valued at $2,543,847), in a joint trading account at 0.18%, dated 11/30/12, due 12/3/12 (Delivery value $2,492,512)		2,492,475
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $2,542,708), in a joint trading account at 0.17%, dated 11/30/12, due 12/3/12 (Delivery value $2,492,510)		2,492,475
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $420,281), in a joint trading account at 0.15%, dated 11/30/12, due 12/3/12 (Delivery value $411,874)		411,869

Value
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,396,819)	$ 5,396,819
TOTAL INVESTMENT SECURITIES — 101.8% (Cost $414,029,136)	496,581,272
OTHER ASSETS AND LIABILITIES — (1.8)%	(8,616,873)
TOTAL NET ASSETS — 100.0%	$487,964,399

Market Sector Diversification
(as a % of net assets)
Financials	19.4%
Consumer Discretionary	15.5%
Industrials	14.9%
Consumer Staples	12.6%
Materials	10.6%
Information Technology	9.7%
Health Care	9.5%
Energy	6.7%
Telecommunication Services	1.8%
Cash and Equivalents*	(0.7)%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
NVDR = Non-Voting Depositary Receipt
OJSC = Open Joint Stock Company
(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2012
Assets
Investment securities, at value (cost of $414,029,136)	$496,581,272
Foreign currency holdings, at value (cost of $238,971)	239,015
Receivable for investments sold	6,890,756
Dividends and interest receivable	1,290,914
Other assets	13,841
505,015,798

Liabilities
Disbursements in excess of demand deposit cash	215,282
Payable for investments purchased	5,380,660
Payable for capital shares redeemed	11,043,547
Accrued management fees	411,910
17,051,399

Net Assets	$487,964,399

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	49,066,493

Net Asset Value Per Share	$9.94

Net Assets Consist of:
Capital (par value and paid-in surplus)	$419,447,615
Undistributed net investment income	5,464,358
Accumulated net realized loss	(19,507,171)
Net unrealized appreciation	82,559,597
$487,964,399

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,118,582)	$10,908,400
Interest	6,085
10,914,485

Expenses:
Management fees	4,611,385
Directors’ fees and expenses	14,729
Other expenses	1,868
4,627,982

Net investment income (loss)	6,286,503

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(10,520))	(345,718)
Foreign currency transactions	(291,756)
(637,474)

Change in net unrealized appreciation (depreciation) on:
Investments	56,975,722
Translation of assets and liabilities in foreign currencies	(17,090)
56,958,632

Net realized and unrealized gain (loss)	56,321,158

Net Increase (Decrease) in Net Assets Resulting from Operations	$62,607,661

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2012 AND NOVEMBER 30, 2011
Increase (Decrease) in Net Assets	November 30, 2012	November 30, 2011
Operations
Net investment income (loss)	$6,286,503	$3,240,776
Net realized gain (loss)	(637,474)	(7,431,146)
Change in net unrealized appreciation (depreciation)	56,958,632	(10,586,156)
Net increase (decrease) in net assets resulting from operations	62,607,661	(14,776,526)

Distributions to Shareholders
From net investment income	(3,008,478)	(2,574,499)

Capital Share Transactions
Proceeds from shares sold	163,598,680	125,698,997
Proceeds from reinvestment of distributions	3,008,478	2,574,499
Payments for shares redeemed	(83,476,339)	(15,905,615)
Net increase (decrease) in net assets from capital share transactions	83,130,819	112,367,881

Net increase (decrease) in net assets	142,730,002	95,016,856

Net Assets
Beginning of period	345,234,397	250,217,541
End of period	$487,964,399	$345,234,397

Undistributed net investment income	$5,464,358	$2,456,478

Transactions in Shares of the Fund
Sold	18,127,301	13,582,598
Issued in reinvestment of distributions	361,162	266,500
Redeemed	(9,060,882)	(1,689,808)
Net increase (decrease) in shares of the fund	9,427,581	12,159,290

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies in at least three developed countries (excluding the United States). The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.  The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.90% to 1.30%. The effective annual management fee for the year ended November 30, 2012 was 1.08%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. These funds do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2012 were $486,151,803 and $391,976,747, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$15,868,880	$475,315,573	—
Temporary Cash Investments	—	5,396,819	—
Total Value of Investment Securities	$15,868,880	$480,712,392	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Federal Tax Information

On December 18, 2012, the fund declared and paid a $0.1485 per-share distribution from net investment income to shareholders of record on December 17, 2012.

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$3,008,478	$2,574,499
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$421,917,362
Gross tax appreciation of investments	$78,073,505
Gross tax depreciation of investments	(3,409,595)
Net tax appreciation (depreciation) of investments	$74,663,910
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(4,175)
Net tax appreciation (depreciation)	$74,659,735
Undistributed ordinary income	$7,489,263
Accumulated short-term capital losses	$(13,632,214)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

20

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiriation date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(8,278,098) expire in 2017 and the remaining losses are unlimited.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2012	$8.71	0.13	1.17	1.30	(0.07)	—	(0.07)	$9.94	15.13%	1.08%	1.47%	93%	$487,964
2011	$9.11	0.10	(0.41)	(0.31)	(0.09)	—	(0.09)	$8.71	(3.47)%	1.12%	1.04%	77%	$345,234
2010	$8.61	0.08	0.54	0.62	(0.12)	—	(0.12)	$9.11	7.28%	1.14%	0.95%	85%	$250,218
2009	$6.29	0.10	2.33	2.43	(0.11)	—	(0.11)	$8.61	39.09%	1.18%	1.41%	132%	$163,476
2008	$12.72	0.16	(6.18)	(6.02)	(0.12)	(0.29)	(0.41)	$6.29	(48.82)%	1.12%	1.62%	119%	$55,860

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Growth Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Growth Fund of American Century World Mutual Funds, Inc., as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 17, 2013

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate

28

benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

29

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

30

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2012.

For corporate taxpayers, the fund hereby designates $2,964, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2012 as qualified for the corporate dividends received deduction.

For the fiscal year ended November 30, 2012, the fund intends to pass through to shareholders $1,118,167, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2012, the fund earned $12,023,630 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2012 are $0.2450 and $0.0228, respectively.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76972   1301

ANNUAL REPORT         NOVEMBER 30, 2012

NT Emerging Markets Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Approval of Management Agreement	27
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2012. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most Major Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions in 2013, 12-month stock and bond returns were generally favorable, particularly for U.S. value stocks and high-yield bonds.

U.S. value stock indices outpaced the S&P 500 Index’s 16.13% return for the period, as did U.S. corporate and municipal high-yield benchmarks. U.S. growth and international index returns were generally lower, but still solid—the MSCI EAFE Index, for example, returned 12.61%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.07% to 1.62% during the period, and the Barclays U.S. Aggregate Bond Index returned 5.51%. Related global bond indices also returned in roughly the mid-single digits.

Bucking the global trend, the U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,

Don Pratt

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Central Bank Action Drove Global Stocks Higher

Despite a backdrop of weaker global economic growth and mounting sovereign debt problems in Europe and the United States, most global stock benchmarks advanced strongly for the 12-month period ended November 30, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on the optimism inspired by unprecedented central bank intervention.

In particular, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks shore up their balance sheets and finance ongoing operations. The ECB also agreed to purchase the sovereign debt of financially strapped member nations that conform to the ECB’s fiscal reform measures. Meanwhile, in response to sluggish economic growth and high unemployment, the U.S. Federal Reserve (the Fed) announced its third—and most aggressive—quantitative easing program to date. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, developed markets outperformed emerging markets for the 12-month period, even as the emerging economies generally enjoyed higher absolute levels of growth, albeit slower growth than in previous periods. Strong stock market performance in Europe and the United States, where central bank stimulus was the greatest, primarily drove the better relative results in the developed markets.

Valuations, Stock Selection Remain Key Factors

Even though economic growth and corporate earnings in aggregate have been slowing, and sovereign debt issues have yet to be resolved, there are some positive factors at work for global equity investors. Stock valuations around the globe appear attractive relative to historical averages. Similarly, equity earnings yields are also compelling when measured against long-term averages and current bond yields. Most important, we believe through our rigorous, bottom-up stock selection process it’s still possible to find individual companies growing earnings, either from a new product launch, market share gains, secular changes, or beneficial acquisitions.

International Equity Total Returns
For the 12 months ended November 30, 2012 (in U.S. dollars)
MSCI EAFE Index	12.61%	MSCI Europe Index	14.07%
MSCI EAFE Growth Index	12.66%	MSCI World Index	13.62%
MSCI EAFE Value Index	12.45%	MSCI Japan Index	3.59%
MSCI Emerging Markets Index	11.35%

4

Performance

Total Returns as of November 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLKX	12.51%	-5.43%	3.26%	5/12/06
MSCI Emerging Markets Growth Index	—	14.21%	-2.76%	4.32%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the fund’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

NT Emerging Markets gained 12.51% for the 12 months ended November 30, 2012, compared with its benchmark, the MSCI Emerging Markets Growth Index, which advanced 14.21%.

Emerging market growth stocks generally demonstrated robust performance during the 12-month period, even as key countries, including China and Brazil, experienced slowdowns in their economic growth rates. Unprecedented central bank intervention, particularly in Europe, the United States, and Japan, helped drive overall global stock market optimism. In general, emerging market stocks slightly lagged their developed market counterparts. But, in the growth stock universe, emerging market stocks outpaced developed market stocks.

The portfolio underperformed its benchmark for the period, primarily due to sector allocations, including an overweight position in information technology and an underweight position in health care. Overall, stock selection had a positive influence on performance, with stock selection in the materials, consumer discretionary, and industrials sectors driving the strong results. Stock selection was a detractor only in the information technology and energy sectors.

China Handset Maker was a Leading Detractor

From a regional perspective, stock selection hurt relative performance in China, which was among the portfolio’s largest performance detractors on a country basis. An overweight position in ZTE Corp., a cellular handset manufacturer, was among the top individual detractors. In October, the company reported its first quarterly loss, as weak sales drove margins to record lows. Mounting competition, revenue accounting changes, delayed orders in Africa, and a strategy of chasing market share in Europe through low-margin contracts accounted for the disappointing results. In addition, a U.S. Congressional committee named the company a potential security threat, a charge ZTE denied.

Another prominent China-based detractor included a position in Baidu, an Internet search provider. Late in the period, the company forecast its fourth-quarter revenue growth would slow to its weakest level in three years, which was below analysts’ expectations. In addition, reluctance from advertisers to purchase space on the company’s search pages for mobile phones, a slowdown in search revenue, and an analyst downgrade weighed on the company’s shares.

Mando, a South Korea-based parts supplier to automakers, also was among the portfolio’s leading individual detractors. The stock tumbled early in the period, as South Korean officials acknowledged the lackluster European economy hindered the country’s growth rate. Yet, the Bank of Korea refrained from lowering its key lending rate, citing inflationary concerns.

6

Mexican Conglomerate was a Top Contributor

In terms of the portfolio’s favorable regional exposure, Mexico was a top contributor  for the 12-month period, driven by strong stock selection. In fact, one of the portfolio’s top individual contributors was Mexico’s Alfa SAB de CV, an industrial conglomerate operating in the petrochemical, food processing, automotive and telecommunication industries. The company reported strong quarterly results and favorable industry conditions and operating improvements in most of its business lines throughout the period. In addition, the company announced a 10-for-1 stock split in August to boost its market liquidity, sending its share prices to record highs.

South Africa also was among the portfolio’s top-performing countries, driven by strong stock selection. In particular, an overweight position in retailer Mr Price Group was among the portfolio’s top individual contributors for the period. During the second quarter of 2012, the company reported a 50% jump in full-year profits, as its total sales grew 12.9% during the fiscal period. Additionally, the company boosted its margins by slowing its store expansion efforts and tightening inventory controls. Then, in November, the company said it posted a 34% jump in first-half profit, aided by lower tax liabilities and debt-fuelled consumer spending. Overall, Mr Price and other South African retailers benefited from continued consumer spending due to above-inflation wage increases, low-cost borrowing, and government grants.

Stock selection in Indonesia also contributed favorably to portfolio performance, with cement producer Semen Gresik among the portfolio’s leading performance contributors. The company’s stock benefited from the booming cement demand in Indonesia’s property construction sector. The islands of Java and Sumatra account for nearly 85% of domestic demand. The company also maintained better-than-anticipated pricing.

Outlook

Looking ahead, the world’s macroeconomic landscape remains undermined by financial market, recession, and sovereign debt challenges in Europe and economic sluggishness in the U.S. and China. As a result, stock markets continued to be susceptible to bouts of volatility. Against this backdrop, our investment approach remained focused on companies located in emerging economies around the world that we believe are benefitting from secular tailwinds and not reliant upon broader economic developments.

7

Fund Characteristics

NOVEMBER 30, 2012
Top Ten Holdings	% of net assets
Samsung Electronics Co. Ltd.	9.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.0%
iShares MSCI Emerging Markets Index Fund	3.7%
Tencent Holdings Ltd.	2.4%
China Overseas Land & Investment Ltd.	2.0%
Ping An Insurance Group Co. H Shares	1.8%
CNOOC Ltd.	1.7%
Hon Hai Precision Industry Co. Ltd.	1.7%
Kunlun Energy Co. Ltd.	1.6%
Sberbank of Russia	1.5%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	96.6%
Exchange-Traded Funds	3.7%
Total Equity Exposure	100.3%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	(3.4)%

Investments by Country	% of net assets
China	18.2%
South Korea	15.5%
Brazil	10.8%
Taiwan	8.9%
Russia	6.0%
Mexico	5.3%
South Africa	5.2%
Thailand	4.2%
Turkey	4.1%
Indonesia	4.0%
India	3.9%
United States	3.7%
United Kingdom	2.3%
Peru	2.1%
Other Countries	6.1%
Cash and Equivalents*	(0.3)%

*Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period(1) 6/1/12 - 11/30/12	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,138.20	$8.23	1.54%
Hypothetical
Institutional Class	$1,000	$1,017.30	$7.77	1.54%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

NOVEMBER 30, 2012

	Shares	Value
Common Stocks — 96.6%
BRAZIL — 10.8%
Anhanguera Educacional Participacoes SA	58,300	$880,448
BR Malls Participacoes SA	167,700	2,154,326
BR Properties SA	196,900	2,322,108
Brazil Pharma SA	170,000	1,054,146
CCR SA	155,400	1,335,241
Cia de Bebidas das Americas Preference Shares ADR	48,880	2,033,897
Cia de Saneamento de Minas Gerais-COPASA	52,251	1,100,381
Grupo BTG Pactual	60,100	843,785
Hypermarcas SA(1)	119,000	857,638
Klabin SA Preference Shares	246,600	1,389,491
Marcopolo SA Preference Shares	158,100	929,304
MRV Engenharia e Participacoes SA	166,000	878,632
Vale SA Preference Shares	146,700	2,519,604
		18,299,001
CANADA — 0.5%
Pacific Rubiales Energy Corp.	34,860	760,473
CHILE — 1.3%
SACI Falabella	134,113	1,341,269
Sociedad Quimica y Minera de Chile SA ADR	14,596	826,134
		2,167,403
CHINA — 18.2%
Belle International Holdings Ltd.	717,000	1,506,124
Brilliance China Automotive Holdings Ltd.(1)	1,246,000	1,516,062
China Communications Construction Co. Ltd. H Shares	1,747,000	1,591,420
China Minsheng Banking Corp. Ltd. H Shares	1,078,500	1,057,599
China Overseas Land & Investment Ltd.	1,166,000	3,452,775
China Railway Construction Corp. Ltd. H Shares	1,973,000	2,199,520
China Shenhua Energy Co. Ltd. H Shares	412,000	1,687,827
CNOOC Ltd.	1,374,000	2,939,398
Focus Media Holding Ltd. ADR	44,573	1,082,678
Haier Electronics Group Co. Ltd.(1)	875,000	1,201,259
Hengan International Group Co. Ltd.	106,000	957,395
Industrial & Commercial Bank of China Ltd. H Shares	2,550,095	1,720,858
Kunlun Energy Co. Ltd.	1,356,000	2,760,920
Ping An Insurance Group Co. H Shares	399,000	3,019,451
Tencent Holdings Ltd.	124,200	4,057,629
		30,750,915
COLOMBIA — 0.6%
Almacenes Exito SA	53,617	1,063,361
HONG KONG — 0.7%
AAC Technologies Holdings, Inc.	336,000	1,261,593
INDIA — 3.9%
HDFC Bank Ltd.	176,151	2,279,649
ICICI Bank Ltd. ADR	44,983	1,843,853
Tata Global Beverages Ltd.	348,282	1,062,550
Tata Motors Ltd.	288,018	1,447,900
		6,633,952
INDONESIA — 4.0%
PT AKR Corporindo Tbk	3,375,000	1,512,743
PT Astra International Tbk	1,429,500	1,080,302
PT Bank Rakyat Indonesia (Persero) Tbk	1,199,500	881,480
PT Media Nusantara Citra Tbk	2,695,000	751,459
PT Semen Gresik (Persero) Tbk	1,091,000	1,683,098
PT XL Axiata Tbk	1,689,500	906,960
		6,816,042
MALAYSIA — 1.3%
Axiata Group Bhd	1,111,400	2,164,483
MEXICO — 5.3%
Alfa SAB de CV, Series A	970,480	2,020,731
Cemex SAB de CV ADR(1)	110,809	986,200
Fomento Economico Mexicano SAB de CV ADR	15,151	1,486,010
Grupo Aeroportuario del Sureste SAB de CV B Shares	49,445	504,640
Grupo Financiero Banorte SAB de CV	237,923	1,357,805
Mexichem SAB de CV	313,598	1,624,552
Wal-Mart de Mexico SAB de CV	310,316	973,888
		8,953,826
PERU — 2.1%
Credicorp Ltd.	12,966	1,813,943
Southern Copper Corp.	47,500	1,724,250
		3,538,193

11

	Shares	Value
POLAND — 1.0%
Eurocash SA	81,180	$1,130,845
Powszechny Zaklad Ubezpieczen SA	4,179	523,395
		1,654,240
RUSSIA — 6.0%
Eurasia Drilling Co. Ltd. GDR	37,983	1,236,347
Magnit OJSC GDR	69,511	2,452,348
Mail.ru Group Ltd. GDR	31,780	1,048,740
Mobile Telesystems OJSC ADR	65,460	1,140,968
NovaTek OAO GDR	15,200	1,667,440
Sberbank of Russia	873,347	2,567,640
		10,113,483
SOUTH AFRICA — 5.2%
Aspen Pharmacare Holdings Ltd.	101,385	1,784,364
Clicks Group Ltd.	218,323	1,547,101
Discovery Holdings Ltd.	246,148	1,545,208
Exxaro Resources Ltd.	37,223	646,663
Mr Price Group Ltd.	52,843	790,529
Naspers Ltd. N Shares	39,172	2,418,950
		8,732,815
SOUTH KOREA — 15.5%
Hyundai Glovis Co. Ltd.	8,874	1,934,030
Hyundai Motor Co.	2,543	529,571
Hyundai Wia Corp.	7,979	1,341,070
LG Chem Ltd.	3,414	983,671
LG Display Co. Ltd.(1)	35,320	1,128,570
LG Household & Health Care Ltd.	3,044	1,815,971
Orion Corp.	2,170	2,250,459
Paradise Co. Ltd.	50,041	866,481
Samsung Electronics Co. Ltd.	11,900	15,451,263
		26,301,086
TAIWAN — 8.9%
Chailease Holding Co. Ltd.	983,456	2,000,490
Hon Hai Precision Industry Co. Ltd.	910,408	2,920,425
MediaTek, Inc.	99,000	1,126,162
Taiwan Semiconductor Manufacturing Co. Ltd.	2,495,774	8,478,450
TPK Holding Co. Ltd.	35,000	558,959
		15,084,486
THAILAND — 4.2%
CP ALL PCL	1,702,200	2,190,841
Kasikornbank PCL NVDR	308,400	1,879,140
Minor International PCL	2,012,300	1,265,474
Siam Cement PCL NVDR	143,900	1,852,085
		7,187,540
TURKEY — 4.1%
BIM Birlesik Magazalar AS	19,360	880,320
Koza Altin Isletmeleri AS	55,393	1,382,616
TAV Havalimanlari Holding AS(1)	227,992	1,133,038
Tofas Turk Otomobil Fabrikasi	175,558	1,070,925
Turkiye Garanti Bankasi AS	290,526	1,378,773
Turkiye Halk Bankasi AS	121,242	1,173,846
		7,019,518
TURKMENISTAN — 0.7%
Dragon Oil plc	129,547	1,151,924
UNITED KINGDOM — 2.3%
Antofagasta plc	62,324	1,286,099
Petrofac Ltd.	60,289	1,572,519
Tullow Oil plc	46,118	1,017,438
		3,876,056
TOTAL COMMON STOCKS (Cost $127,706,788)		163,530,390
Exchange-Traded Funds — 3.7%
iShares MSCI Emerging Markets Index Fund (Cost $6,120,016)	149,715	6,258,087
Temporary Cash Investments — 3.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25% - 2.125%, 4/15/14 - 12/31/15, valued at $2,497,925), in a joint trading account at 0.18%, dated 11/30/12, due 12/3/12 (Delivery value $2,447,517)		2,447,480
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $2,496,807), in a joint trading account at 0.17%, dated 11/30/12, due 12/3/12 (Delivery value $2,447,515)		2,447,480
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $412,694), in a joint trading account at 0.15%, dated 11/30/12, due 12/3/12 (Delivery value $404,439)		404,434
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,299,394)		5,299,394
TOTAL INVESTMENT SECURITIES — 103.4% (Cost $139,126,198)		175,087,871
OTHER ASSETS AND LIABILITIES — (3.4)%		(5,810,692)
TOTAL NET ASSETS — 100.0%		$169,277,179

12

Market Sector Diversification
(as a % of net assets)
Information Technology	21.2%
Financials	20.0%
Consumer Discretionary	12.6%
Consumer Staples	12.0%
Materials	10.0%
Energy	8.7%
Industrials	7.8%
Diversified	3.7%
Telecommunication Services	2.5%
Health Care	1.1%
Utilities	0.7%
Cash and Equivalents*	(0.3)%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
MSCI = Morgan Stanley Capital International
NVDR = Non-Voting Depositary Receipt
OJSC = Open Joint Stock Company
(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2012
Assets
Investment securities, at value (cost of $139,126,198)	$175,087,871
Foreign currency holdings, at value (cost of $3,197)	3,184
Receivable for capital shares sold	32,047
Dividends and interest receivable	27,503
Other assets	14,163
175,164,768

Liabilities
Payable for investments purchased	3,389,563
Payable for capital shares redeemed	2,264,576
Accrued management fees	209,723
Accrued foreign taxes	23,727
5,887,589

Net Assets	$169,277,179

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	16,849,363

Net Asset Value Per Share	$10.05

Net Assets Consist of:
Capital (par value and paid-in surplus)	$145,211,409
Undistributed net investment income	559,625
Accumulated net realized loss	(12,428,148)
Net unrealized appreciation	35,934,293
$169,277,179

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $313,010)	$3,029,080
Interest	3,246
3,032,326

Expenses:
Management fees	2,278,704
Directors’ fees and expenses	5,111
Other expenses	1,442
2,285,257

Net investment income (loss)	747,069

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(6,537,819)
Foreign currency transactions	(195,988)
(6,733,807)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(23,727))	24,065,209
Translation of assets and liabilities in foreign currencies	212
24,065,421

Net realized and unrealized gain (loss)	17,331,614

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,078,683

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2012 AND NOVEMBER 30, 2011
Increase (Decrease) in Net Assets	November 30, 2012	November 30, 2011
Operations
Net investment income (loss)	$747,069	$414,293
Net realized gain (loss)	(6,733,807)	(2,837,788)
Change in net unrealized appreciation (depreciation)	24,065,421	(12,475,619)
Net increase (decrease) in net assets resulting from operations	18,078,683	(14,899,114)

Distributions to Shareholders
From net investment income	(117,035)	—

Capital Share Transactions
Proceeds from shares sold	53,518,080	47,150,673
Proceeds from reinvestment of distributions	117,035	—
Payments for shares redeemed	(22,001,108)	(3,679,600)
Net increase (decrease) in net assets from capital share transactions	31,634,007	43,471,073

Net increase (decrease) in net assets	49,595,655	28,571,959

Net Assets
Beginning of period	119,681,524	91,109,565
End of period	$169,277,179	$119,681,524

Undistributed net investment income	$559,625	$125,579

Transactions in Shares of the Fund
Sold	5,791,249	4,848,404
Issued in reinvestment of distributions	12,216	—
Redeemed	(2,338,214)	(360,351)
Net increase (decrease) in shares of the fund	3,465,251	4,488,053

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing at least 80% of its assets in equity securities of companies located in emerging market countries. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.05% to 1.65%. The effective annual management fee for the year ended November 30, 2012 was 1.54%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. These funds do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2012 were $181,438,997 and $147,213,802, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$12,937,933	$150,592,457	—
Exchange-Traded Funds	6,258,087	—	—
Temporary Cash Investments	—	5,299,394	—
Total Value of Investment Securities	$19,196,020	$155,891,851	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

7. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$117,035	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$140,829,075
Gross tax appreciation of investments	$35,373,465
Gross tax depreciation of investments	(1,114,669)
Net tax appreciation (depreciation) of investments	$34,258,796
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(27,381)
Net tax appreciation (depreciation)	$34,231,415
Undistributed ordinary income	$577,128
Accumulated short-term capital losses	$(10,431,868)
Post-October capital loss deferral	$(310,905)

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The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,146,451) expire in 2017 and the remaining losses are unlimited.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2012	$8.94	0.05	1.07	1.12	(0.01)	—	(0.01)	$10.05	12.51%	1.54%	0.50%	101%	$169,277
2011	$10.24	0.04	(1.34)	(1.30)	—	—	—	$8.94	(12.70)%	1.52%	0.37%	87%	$119,682
2010	$8.86	0.02	1.37	1.39	(0.01)	—	(0.01)	$10.24	15.73%	1.52%	0.19%	94%	$91,110
2009	$5.12	0.02	3.74	3.76	(0.02)	—	(0.02)	$8.86	73.87%	1.57%	0.36%	158%	$60,311
2008	$16.19	0.11	(8.52)	(8.41)	(0.20)	(2.46)	(2.66)	$5.12	(61.75)%	1.52%	1.17%	157%	$20,715

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Emerging Markets Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Emerging Markets Fund of American Century World Mutual Funds, Inc., as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 17, 2013

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted.
No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

28

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

29

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

30

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2012.

For the fiscal year ended November 30, 2012, the fund intends to pass through to shareholders $310,810, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2012, the fund earned $3,179,751 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2012 are $0.1887 and $0.0184, respectively.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76971   1301

ANNUAL REPORT         NOVEMBER 30, 2012

International Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2012. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most Major Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions in 2013, 12-month stock and bond returns were generally favorable, particularly for U.S. value stocks and high-yield bonds.

U.S. value stock indices outpaced the S&P 500 Index’s 16.13% return for the period, as did U.S. corporate and municipal high-yield benchmarks. U.S. growth and international index returns were generally lower, but still solid—the MSCI EAFE Index, for example, returned 12.61%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.07% to 1.62% during the period, and the Barclays U.S. Aggregate Bond Index returned 5.51%. Related global bond indices also returned in roughly the mid-single digits.

Bucking the global trend, the U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,

Don Pratt

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Central Bank Action Drove Global Stocks Higher

Despite a backdrop of weaker global economic growth and mounting sovereign debt problems in Europe and the United States, most global stock benchmarks advanced strongly for the 12-month period ended November 30, 2012. Investors generally overlooked the lackluster economic data, recession fears (which eventually turned to reality for Europe), and the instability of the eurozone’s banking system and currency. Instead, they focused on the optimism inspired by unprecedented central bank intervention.

In particular, the European Central Bank (ECB) launched several programs to help the eurozone’s troubled banks shore up their balance sheets and finance ongoing operations. The ECB also agreed to purchase the sovereign debt of financially strapped member nations that conform to the ECB’s fiscal reform measures. Meanwhile, in response to sluggish economic growth and high unemployment, the U.S. Federal Reserve (the Fed) announced its third—and most aggressive—quantitative easing program to date. The Bank of Japan also took action with an asset purchase program, while the People’s Bank of China eased its reserve requirements for commercial lenders.

Overall, developed markets outperformed emerging markets for the 12-month period, even as the emerging economies generally enjoyed higher absolute levels of growth, albeit slower growth than in previous periods. Strong stock market performance in Europe and the United States, where central bank stimulus was the greatest, primarily drove the better relative results in the developed markets.

Valuations, Stock Selection Remain Key Factors

Even though economic growth and corporate earnings in aggregate have been slowing, and sovereign debt issues have yet to be resolved, there are some positive factors at work for global equity investors. Stock valuations around the globe appear attractive relative to historical averages. Similarly, equity earnings yields are also compelling when measured against long-term averages and current bond yields. Most important, we believe through our rigorous, bottom-up stock selection process it’s still possible to find individual companies growing earnings, either from a new product launch, market share gains, secular changes, or beneficial acquisitions.

International Equity Total Returns
For the 12 months ended November 30, 2012 (in U.S. dollars)
MSCI EAFE Index	12.61%	MSCI Europe Index	14.07%
MSCI EAFE Growth Index	12.66%	MSCI World Index	13.62%
MSCI EAFE Value Index	12.45%	MSCI Japan Index	3.59%
MSCI Emerging Markets Index	11.35%

Performance

Total Returns as of November 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class No sales charge* With sales charge*	MEQAX	9.91% 3.58%	-4.98% -6.10%	7.12%(1) 6.49%(1)	3.50%(1) 3.11%(1)	3/31/97
MSCI EAFE Value Index	—	12.45%	-5.55%	7.66%	5.07%	—
Investor Class	ACEVX	10.25%	-4.75%	—	1.19%	4/3/06
Institutional Class	ACVUX	10.33%	-4.57%	—	1.38%	4/3/06
C Class	ACCOX	9.10%	-5.71%	—	0.18%	4/3/06
R Class	ACVRX	9.67%	-5.22%	—	0.69%	4/3/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

International Value acquired all the net assets of the Mason Street International Equity Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund’s shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street International Equity Fund.

(1)	Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2002*

*The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

**   Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.31%	1.11%	1.56%	2.31%	1.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Armando Lacayo and Elizabeth Xie

Performance Summary

International Value returned 9.91%* for the fiscal year ended November 30, 2012, compared with the 12.45% return of its benchmark, the MSCI EAFE Value Index.

The robust gains for both International Value and its benchmark index reflected a broad advance in global equity markets (see page 4 for more details). The fund’s underperformance of its benchmark resulted mainly from stock selection in the financials and energy sectors. From a country perspective, stock choices in Belgium, Germany, and Hong Kong contributed favorably to performance versus the benchmark, while the fund’s holdings in the U.K., Singapore, and Sweden detracted from relative results.

Financials, Health Care Drove Absolute Performance

On an absolute basis, the financials and health care sectors of the portfolio posted the best returns for the 12-month period, with both sectors gaining more than 20%. The fund’s holdings in the industrials, consumer discretionary, and consumer staples sectors also generated double-digit gains for the reporting period. Many of the leading individual contributors were financial companies, including British financial services firm HSBC Holdings, Australian commercial banks Commonwealth Bank of Australia and Westpac Banking, and Belgian financial services provider KBC Groep.

On the downside, three sectors within the portfolio declined for the reporting period—information technology, energy, and utilities. A slowdown in demand weighed on the technology sector, while the energy and utilities sectors struggled with declining energy prices. Among the most significant individual detractors from absolute performance were European electric and gas provider E.ON, South Korean bank holding company Hana Financial Group, and two telecommunication services companies—Telefonica of Spain and France Telecom of France.

Financials Detracted from Relative Results

Although the fund’s financials stocks posted strong absolute returns, they lagged their counterparts in the MSCI EAFE Value Index and were one of the primary reasons why the fund underperformed the index for the 12-month period. Stock selection among commercial banks and capital markets firms produced the lion’s share of the underperformance in this sector.

Banks comprised many of the most significant individual detractors in the financials sector, including South Korean bank Hana Financial Group, British bank Lloyds Banking Group, and Japanese regional bank Hachijuni Bank. Hana faced a government probe regarding possible collusion on certificate of deposit rates; Lloyds took charges related to mis-selling payment protection insurance; and Hachijuni reported weaker-than-expected profits.

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would have been lower than those shown.

Energy Also Lagged

The fund’s holdings in the energy sector also detracted from performance compared with the benchmark index. While stock selection among energy equipment and services companies was modestly positive, stock choices among oil and gas producers weighed on overall results, led by Japanese oil producers INPEX and TonenGeneral Sekiyu. Both companies faced declining domestic consumption, along with higher operating costs stemming from a government order to upgrade production plants to increase efficiency.

Other notable detractors for the reporting period included Japanese chemicals company Asahi Kasei and European power and gas utility E.ON. Asahi Kasei took on significant debt to acquire a U.S. medical device company, while E.ON struggled with declining demand and lower power prices across southern Europe.

Telecom, Industrials Added Value

On the positive side, International Value’s holdings in the telecommunication services and industrials sectors outperformed their counterparts in the MSCI EAFE Value Index for the 12-month period. Stock selection in the telecom services sector added value across the board, with both wireless providers and more traditional diversified carriers generating a similar margin of outperformance. One of the leading contributors was Japanese telecom provider SOFTBANK, which posted strong earnings and agreed to acquire U.S. wireless provider Sprint Nextel. The fund also benefited from avoiding Dutch telecom company Royal KPN, which reported disappointing profits and eliminated its dividend amid high debt levels and increased competition.

In the industrials sector, construction and engineering firms and air freight companies contributed to the outperformance. Top contributors included Japanese engineering company JGC, which won several development projects in the Middle East, and German shipping company Deutsche Post, which benefited from strong growth in Asia.

Other leading contributors in the portfolio for the reporting period included Belgian financial services provider KBC Groep, German broadcasting company ProSiebenSat.1 Media, and Swiss drug maker Roche Holding. KBC’s profits outpaced expectations thanks to favorable results in its core European markets; ProSiebenSat.1 benefited from strong results in its digital businesses and the pending sale of assets in Scandinavia; and Roche produced healthy earnings and promising results in its drug development pipeline.

A Look Ahead

As we move into 2013, the most important factor that is likely to impact the global stock markets in the near term is uncertainty—about the global economic outlook, the “fiscal cliff,” the sovereign debt situation in Europe, and the pace of growth in emerging economies. Consequently, we expect to see continued financial market volatility in the coming year. We believe that our disciplined investment approach is particularly beneficial during periods of volatility, as we adhere to our process regardless of the market environment, which we believe allows us to take advantage of opportunities presented by market inefficiencies.

Fund Characteristics

NOVEMBER 30, 2012
Top Ten Holdings	% of net assets
HSBC Holdings plc(1)	4.8%
Royal Dutch Shell plc B Shares	3.2%
Sanofi	3.0%
Commonwealth Bank of Australia	3.0%
Total S.A.	2.9%
Westpac Banking Corp.	2.5%
Banco Santander SA	2.5%
Australia & New Zealand Banking Group Ltd.	2.4%
ENI SpA	2.2%
Zurich Financial Services AG	1.7%
(1)Includes shares traded on all exchanges.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.8%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.8%

Investments by Country	% of net assets
United Kingdom	20.9%
Japan	17.7%
France	11.1%
Australia	10.2%
Germany	7.8%
Switzerland	7.4%
Spain	5.5%
Italy	4.6%
Hong Kong	3.4%
Other Countries	10.2%
Cash and Equivalents(2)	1.2%

(2)	Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/12	Ending Account Value 11/30/12	Expenses Paid During Period(1) 6/1/12 - 11/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,201.30	$7.21	1.31%
Institutional Class	$1,000	$1,201.60	$6.11	1.11%
A Class	$1,000	$1,200.30	$8.58	1.56%
C Class	$1,000	$1,195.50	$12.68	2.31%
R Class	$1,000	$1,199.40	$9.95	1.81%
Hypothetical
Investor Class	$1,000	$1,018.45	$6.61	1.31%
Institutional Class	$1,000	$1,019.45	$5.60	1.11%
A Class	$1,000	$1,017.20	$7.87	1.56%
C Class	$1,000	$1,013.45	$11.63	2.31%
R Class	$1,000	$1,015.95	$9.12	1.81%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

NOVEMBER 30, 2012

	Shares	Value
Common Stocks — 98.8%
AUSTRALIA — 10.2%
Australia & New Zealand Banking Group Ltd.	24,700	$627,925
Commonwealth Bank of Australia	12,700	791,114
National Australia Bank Ltd.	14,608	370,451
Telstra Corp. Ltd.	54,647	245,798
Westpac Banking Corp.	25,200	670,617
		2,705,905
AUSTRIA — 0.9%
Oesterreichische Post AG	2,400	96,542
Raiffeisen Bank International AG	3,550	146,196
		242,738
BELGIUM — 0.6%
KBC Groep NV	5,000	150,636
DENMARK — 1.0%
Novo Nordisk A/S B Shares	1,700	269,983
FINLAND — 0.5%
Metso Oyj	1,000	37,599
UPM-Kymmene Oyj	7,250	81,561
		119,160
FRANCE — 11.1%
CNP Assurances	12,420	180,912
Euler Hermes SA	1,900	150,734
France Telecom SA	9,767	103,385
GDF Suez	4,150	93,346
Plastic Omnium SA	3,150	90,149
Sanofi	8,863	791,429
Total S.A.	15,330	767,093
UbiSoft Entertainment SA(1)	8,800	88,263
Valeo SA	5,200	246,506
Veolia Environnement SA	6,950	75,565
Vivendi SA	16,014	344,062
		2,931,444
GERMANY — 7.8%
Allianz SE	3,000	389,970
BASF SE	2,919	261,566
Bayer AG	850	76,885
Deutsche Boerse AG	3,700	208,409
Deutsche Post AG	11,140	231,231
Deutsche Telekom AG	10,750	118,418
E.ON AG	14,320	257,941
Leoni AG	1,800	62,446
ProSiebenSat.1 Media AG Preference Shares	10,560	309,080
Rheinmetall AG	550	25,461
Siemens AG	1,280	132,011
		2,073,418
GREECE — 0.2%
OPAP SA	9,800	63,727
HONG KONG — 3.4%
BOC Hong Kong Holdings Ltd.	100,000	307,089
Cheung Kong Holdings Ltd.	7,300	111,428
Hysan Development Co., Ltd.	6,000	28,916
Link Real Estate Investment Trust (The)	12,500	67,821
MGM China Holdings Ltd.	103,600	193,827
Wharf Holdings Ltd.	21,000	161,628
Wheelock & Co. Ltd.	8,000	38,812
		909,521
ISRAEL — 1.3%
Bank Hapoalim BM(1)	49,500	203,945
Delek Group Ltd.	200	44,897
Israel Chemicals Ltd.	8,300	102,239
		351,081
ITALY — 4.6%
Assicurazioni Generali SpA	2,300	38,587
Enel SpA	104,900	397,551
ENI SpA	24,680	583,534
Mediaset SpA	102,800	169,795
Telecom Italia SpA	39,800	36,259
		1,225,726
JAPAN — 17.7%
Central Japan Railway Co.	100	7,921
Chiba Bank Ltd. (The)	9,000	53,715
Chiyoda Corp.	15,000	215,806
COMSYS Holdings Corp.	3,000	35,264
Daihatsu Motor Co. Ltd.	15,000	266,210
Daikyo, Inc.	93,000	223,376
Daito Trust Construction Co. Ltd.	700	67,847
FamilyMart Co. Ltd.	2,200	97,544
Fujitsu Ltd.	37,000	140,038
INPEX Corp.	44	235,919
Japan Tobacco, Inc.	6,000	179,778
JGC Corp.	9,000	296,415
KDDI Corp.	4,600	340,390
Konica Minolta Holdings, Inc.	9,500	67,763
Lawson, Inc.	3,200	216,607
Mitsubishi Shokuhin Co. Ltd.	2,000	49,785
Mitsubishi UFJ Financial Group, Inc.	8,000	36,586

	Shares	Value
Namco Bandai Holdings, Inc.	6,000	$84,212
Nippon Telegraph & Telephone Corp.	7,600	339,734
NTT Data Corp.	66	191,191
Oracle Corp. Japan	5,000	209,862
Resona Holdings, Inc.	66,700	279,147
SOFTBANK Corp.	6,800	254,892
Sohgo Security Services Co. Ltd.	5,000	65,749
Sumitomo Metal Mining Co. Ltd.	13,000	178,043
Suzuken Co. Ltd.	9,000	268,029
T&D Holdings, Inc.	7,000	75,235
Tokyo Ohka Kogyo Co. Ltd.	1,300	26,194
Toyoda Gosei Co. Ltd.	2,000	41,827
TS Tech Co. Ltd.	8,500	150,852
		4,695,931
NETHERLANDS — 1.3%
ING Groep NV CVA(1)	39,686	356,650
NORWAY — 0.4%
TGS Nopec Geophysical Co. ASA	3,200	101,404
PORTUGAL — 0.6%
EDP - Energias de Portugal SA	66,500	168,303
SINGAPORE — 1.7%
STX OSV Holdings Ltd.	205,000	232,611
Suntec Real Estate Investment Trust	68,000	90,251
United Overseas Bank Ltd.	8,000	122,694
		445,556
SPAIN — 5.5%
Banco Santander SA	85,106	654,589
Endesa SA	11,600	235,498
Grupo Catalana Occidente SA	5,500	86,409
Mapfre SA	100,068	281,370
Tecnicas Reunidas SA	900	41,904
Telefonica SA	12,100	158,783
		1,458,553
SWEDEN — 1.7%
Electrolux AB	1,500	39,251
Intrum Justitia AB	17,100	240,308
Modern Times Group AB B Shares	4,800	160,809
		440,368
SWITZERLAND — 7.4%
Helvetia Holding AG	650	234,974
Nestle SA	1,500	98,171
Novartis AG	7,400	457,958
OC Oerlikon Corp. AG	1,950	20,874
Roche Holding AG	1,610	316,892
Swiss Life Holding AG	2,300	307,759
Swiss Re AG	907	65,331
Zurich Financial Services AG	1,800	459,372
		1,961,331
UNITED KINGDOM — 20.9%
Afren plc(1)	54,200	118,532
AstraZeneca plc	3,000	142,583
Berendsen plc	5,800	53,896
BHP Billiton plc	6,800	213,753
Bodycote plc	23,300	154,024
BP plc	58,140	402,031
Centrica plc	28,700	149,855
Evraz plc	67,800	254,402
Firstgroup plc	87,000	260,096
GlaxoSmithKline plc	4,175	89,264
HSBC Holdings plc	104,700	1,069,711
HSBC Holdings plc (Hong Kong)	21,200	215,414
Investec plc	46,000	281,309
London Stock Exchange Group plc	15,700	245,878
Marks & Spencer Group plc	10,640	66,585
Micro Focus International plc	5,000	45,902
Mondi plc	19,054	195,833
Royal Dutch Shell plc B Shares	24,725	853,466
Standard Chartered plc	13,300	310,040
Vodafone Group plc	156,579	404,266
		5,526,840
TOTAL COMMON STOCKS (Cost $23,651,993)		26,198,275

Value
Temporary Cash Investments — 0.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25% - 2.125%, 4/15/14 - 12/31/15, valued at $46,653), in a joint trading account at 0.18%, dated 11/30/12, due 12/3/12 (Delivery value $45,712)	$45,711
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $46,633), in a joint trading account at 0.17%, dated 11/30/12, due 12/3/12 (Delivery value $45,712)	45,711
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $7,708), in a joint trading account at 0.15%, dated 11/30/12, due 12/3/12 (Delivery value $7,554)	7,554
TOTAL TEMPORARY CASH INVESTMENTS (Cost $98,976)	98,976
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $23,750,969)	26,297,251
OTHER ASSETS AND LIABILITIES — 0.8%	210,636
TOTAL NET ASSETS — 100.0%	$26,507,887

Market Sector Diversification
(as a % of net assets)
Financials	38.3%
Energy	11.7%
Health Care	9.0%
Consumer Discretionary	8.5%
Industrials	8.2%
Telecommunication Services	7.5%
Utilities	5.3%
Materials	5.0%
Information Technology	2.8%
Consumer Staples	2.5%
Cash and Equivalents*	1.2%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

CVA = Certificaten Van Aandelen
(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2012
Assets
Investment securities, at value (cost of $23,750,969)	$26,297,251
Foreign currency holdings, at value (cost of $19,095)	18,965
Receivable for capital shares sold	22,289
Dividends and interest receivable	211,538
26,550,043

Liabilities
Payable for capital shares redeemed	10,483
Accrued management fees	27,576
Distribution and service fees payable	4,097
42,156

Net Assets	$26,507,887

Net Assets Consist of:
Capital (par value and paid-in surplus)	$30,412,992
Undistributed net investment income	755,142
Accumulated net realized loss	(7,214,608)
Net unrealized appreciation	2,554,361
$26,507,887

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$10,423,179	1,408,857	$7.40
Institutional Class, $0.01 Par Value	$234,781	31,754	$7.39
A Class, $0.01 Par Value	$14,154,653	1,905,779	$7.43*
C Class, $0.01 Par Value	$1,411,838	190,786	$7.40
R Class, $0.01 Par Value	$283,436	38,324	$7.40

*	Maximum offering price $7.88 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $81,865)	$1,095,718
Interest	97
1,095,815

Expenses:
Management fees	333,835
Distribution and service fees:
A Class	35,563
C Class	12,352
R Class	1,276
Directors’ fees and expenses	1,472
Other expenses	713
385,211

Net investment income (loss)	710,604

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(693,680)
Foreign currency transactions	(7,290)
(700,970)

Change in net unrealized appreciation (depreciation) on:
Investments	2,254,231
Translation of assets and liabilities in foreign currencies	(2,464)
2,251,767

Net realized and unrealized gain (loss)	1,550,797

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,261,401

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2012 AND NOVEMBER 30, 2011
Increase (Decrease) in Net Assets	November 30, 2012	November 30, 2011
Operations
Net investment income (loss)	$710,604	$457,476
Net realized gain (loss)	(700,970)	1,899,009
Change in net unrealized appreciation (depreciation)	2,251,767	(2,457,396)
Net increase (decrease) in net assets resulting from operations	2,261,401	(100,911)

Distributions to Shareholders
From net investment income:
Investor Class	(189,634)	(140,866)
Institutional Class	(5,151)	(26,763)
A Class	(231,826)	(203,043)
B Class	—	(5,247)
C Class	(10,018)	(6,656)
R Class	(3,397)	(3,336)
Decrease in net assets from distributions	(440,026)	(385,911)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(300,716)	(1,290,177)

Redemption Fees
Increase in net assets from redemption fees	1,578	4,942

Net increase (decrease) in net assets	1,522,237	(1,772,057)

Net Assets
Beginning of period	24,985,650	26,757,707
End of period	$26,507,887	$24,985,650

Undistributed net investment income	$755,142	$439,674

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2012

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing at least 80% of its assets in equity securities and at least 65% of its assets in securities from a minimum of three countries outside the United States that have characteristics similar to those of the companies that comprise the MSCI EAFE Value Index. Additionally, the fund invests primarily in securities issued by companies located in developed countries.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.10% to 1.30% for the Investor Class, A Class,
C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2012 was 1.30% for the Investor Class, A Class, C Class and R Class and 1.10% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2012 were $31,868,746 and $31,873,986, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2012		Year ended November 30, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	55,000,000		55,000,000
Sold	436,979	$3,041,176	791,977	$5,985,711
Issued in reinvestment of distributions	26,559	184,322	17,606	134,337
Redeemed	(426,926)	(2,919,238)	(490,278)	(3,574,371)
	36,612	306,260	319,305	2,545,677
Institutional Class/Shares Authorized	55,000,000		55,000,000
Sold	23,213	160,070	43,605	319,246
Issued in reinvestment of distributions	744	5,151	3,517	26,763
Redeemed	(27,852)	(184,191)	(222,380)	(1,539,176)
	(3,895)	(18,970)	(175,258)	(1,193,167)
A Class/Shares Authorized	45,000,000		45,000,000
Sold	433,036	3,041,411	491,689	3,631,313
Issued in reinvestment of distributions	32,778	228,789	26,048	199,787
Redeemed	(595,050)	(4,063,386)	(759,310)	(5,588,230)
	(129,236)	(793,186)	(241,573)	(1,757,130)
B Class/Shares Authorized	N/A		5,000,000
Sold			2,377	17,568
Issued in reinvestment of distributions			696	5,240
Redeemed			(141,146)	(980,262)
			(138,073)	(957,454)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	53,195	372,895	50,831	372,349
Issued in reinvestment of distributions	1,418	9,913	864	6,647
Redeemed	(29,947)	(208,734)	(36,127)	(274,435)
	24,666	174,074	15,568	104,561
R Class/Shares Authorized	5,000,000		5,000,000
Sold	13,662	96,454	10,643	78,636
Issued in reinvestment of distributions	488	3,397	436	3,336
Redeemed	(9,996)	(68,745)	(16,501)	(114,636)
	4,154	31,106	(5,422)	(32,664)
Net increase (decrease)	(67,699)	$(300,716)	(225,453)	$(1,290,177)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	—	$26,198,275	—
Temporary Cash Investments	—	98,976	—
Total Value of Investment Securities	—	$26,297,251	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$440,026	$385,911
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$23,933,428
Gross tax appreciation of investments	$2,898,993
Gross tax depreciation of investments	(535,170)
Net tax appreciation (depreciation) of investments	$2,363,823
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$8,079
Net tax appreciation (depreciation)	$2,371,902
Undistributed ordinary income	$780,867
Accumulated short-term capital losses	$(7,057,874)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(6,210,901) expire in 2017 and the remaining losses are unlimited.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$6.84	0.20	0.49	0.69	(0.13)	—	(0.13)	$7.40	10.25%	1.31%	1.31%	2.95%	2.95%	125%	$10,423
2011	$6.91	0.14	(0.09)	0.05	(0.12)	—	(0.12)	$6.84	0.57%	1.31%	1.31%	1.85%	1.85%	30%	$9,391
2010	$7.33	0.11	(0.24)	(0.13)	(0.29)	—	(0.29)	$6.91	(1.82)%	1.32%	1.32%	1.66%	1.66%	26%	$7,272
2009	$5.47	0.11	1.88	1.99	(0.13)	—	(0.13)	$7.33	36.98%	1.31%	1.31%	2.34%	2.34%	16%	$7,062
2008	$11.48	0.19	(5.18)	(4.99)	(0.24)	(0.78)	(1.02)	$5.47	(47.43)%	1.31%	1.31%	2.20%	2.20%	4%	$2,512
Institutional Class
2012	$6.84	0.23	0.47	0.70	(0.15)	—	(0.15)	$7.39	10.33%	1.11%	1.11%	3.15%	3.15%	125%	$235
2011	$6.90	0.15	(0.07)	0.08	(0.14)	—	(0.14)	$6.84	0.92%	1.11%	1.11%	2.05%	2.05%	30%	$244
2010	$7.34	0.13	(0.25)	(0.12)	(0.32)	—	(0.32)	$6.90	(1.69)%	1.12%	1.12%	1.86%	1.86%	26%	$1,456
2009	$5.48	0.18	1.82	2.00	(0.14)	—	(0.14)	$7.34	37.18%	1.11%	1.11%	2.54%	2.54%	16%	$1,627
2008	$11.50	0.21	(5.19)	(4.98)	(0.26)	(0.78)	(1.04)	$5.48	(47.32)%	1.11%	1.11%	2.40%	2.40%	4%	$23,847
A Class
2012	$6.87	0.19	0.48	0.67	(0.11)	—	(0.11)	$7.43	9.91%	1.56%	1.56%	2.70%	2.70%	125%	$14,155
2011	$6.93	0.12	(0.08)	0.04	(0.10)	—	(0.10)	$6.87	0.45%	1.56%	1.56%	1.60%	1.60%	30%	$13,981
2010	$7.33	0.10	(0.24)	(0.14)	(0.26)	—	(0.26)	$6.93	(2.04)%	1.57%	1.57%	1.41%	1.41%	26%	$15,783
2009	$5.48	0.10	1.86	1.96	(0.11)	—	(0.11)	$7.33	36.40%	1.56%	1.56%	2.09%	2.09%	16%	$18,644
2008	$11.49	0.18	(5.20)	(5.02)	(0.21)	(0.78)	(0.99)	$5.48	(47.53)%	1.51%	1.56%	2.00%	1.95%	4%	$15,015

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$6.84	0.13	0.49	0.62	(0.06)	—	(0.06)	$7.40	9.10%	2.31%	2.31%	1.95%	1.95%	125%	$1,412
2011	$6.90	0.06	(0.08)	(0.02)	(0.04)	—	(0.04)	$6.84	(0.31)%	2.31%	2.31%	0.85%	0.85%	30%	$1,137
2010	$7.25	0.05	(0.25)	(0.20)	(0.15)	—	(0.15)	$6.90	(2.85)%	2.32%	2.32%	0.66%	0.66%	26%	$1,039
2009	$5.42	0.05	1.85	1.90	(0.07)	—	(0.07)	$7.25	35.44%	2.31%	2.31%	1.34%	1.34%	16%	$869
2008	$11.37	0.12	(5.17)	(5.05)	(0.12)	(0.78)	(0.90)	$5.42	(47.93)%	2.31%	2.31%	1.20%	1.20%	4%	$337
R Class
2012	$6.84	0.17	0.49	0.66	(0.10)	—	(0.10)	$7.40	9.67%	1.81%	1.81%	2.45%	2.45%	125%	$283
2011	$6.90	0.10	(0.08)	0.02	(0.08)	—	(0.08)	$6.84	0.20%	1.81%	1.81%	1.35%	1.35%	30%	$234
2010	$7.28	0.09	(0.25)	(0.16)	(0.22)	—	(0.22)	$6.90	(2.27)%	1.82%	1.82%	1.16%	1.16%	26%	$273
2009	$5.45	0.09	1.84	1.93	(0.10)	—	(0.10)	$7.28	35.90%	1.81%	1.81%	1.84%	1.84%	16%	$123
2008	$11.42	0.13	(5.14)	(5.01)	(0.18)	(0.78)	(0.96)	$5.45	(47.61)%	1.81%	1.81%	1.70%	1.70%	4%	$78

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”) as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Value Fund of American Century World Mutual Funds, Inc., as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 17, 2013

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted.
No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2012.

For the fiscal year ended November 30, 2012, the fund intends to pass through to shareholders $81,865, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2012, the fund earned $1,173,820 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2012 are $0.3283 and $0.0229, respectively.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76975   1301

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, James A. Olson, Andrea C. Hall and Stephen E. Yates are the registrant’s designated audit committee financial experts.  They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2011:                    $178,400
FY 2012:                    $195,444

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2011:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2011:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2011:                    $67,680
FY 2012:                    $68,768

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 29, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 29, 2013